Registration No.                   33-85182
                                                                       811-8820
 ------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/


         Pre-Effective Amendment No.

         Post-Effective Amendment No.  5

                              and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

         Amendment No.  7

                         Markman MultiFund Trust
               (Exact Name of Registrant as Specified in Charter)

          6600 France Avenue South, Suite 565, Edina, Minnesota 55435
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (612)920-4848

                               Robert J. Markman
                             Markman MultiFund Trust
                       6600 France Avenue South, Suite 565
                             Edina, Minnesota 55435
                     (Name and Address of Agent for Service)

                        Copies of all correspondence to:
                              Harvey E. Bines, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                           Boston, Massachusetts 02109

It is proposed that this filing will become effective:

/  /     immediately upon filing pursuant to Rule 485(b)

/  /     on (      ) pursuant to Rule 485(b)

/ X/     60 days after filing pursuant to Rule 485(a)

/  /     on (      ) pursuant to Rule 485(a)


         The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on February 25, 1997.

                             MARKMAN MULTIFUND TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933



PART A

              Registration Statement                  Caption in
              Caption                                 Prospectus

Item No.

1.            Cover Page                              Cover Page

2.            Synopsis                                Expense Information

3.            Condensed Financial                     Financial Highlights;
              Information                             Other Information

4.            General Description                     Cover Page; The Funds;
              of Registrant                           Investment Objectives;
                                                      Investment Policies and
                                                      Restrictions; How We
                                                      Invest; Risks and Other
                                                      Considerations; Other
                                                      Information; Appendix:
                                                      Ratings of Debt
                                                      Instruments

5.            Management of Fund                      The Funds; How We Invest;
                                                      Management of the Trust;
                                                      Other Information

6.            Capital Stock                           The Funds; Dividends,
                                                      Distributions and Taxes

7.            Purchase of Securities                  How to Purchase Shares;
              Being Offered                           Management of the Trust;
                                                      Shareholder Services

8.            Redemption or Repurchase                How to Redeem Shares;
                                                      Shareholder Services

9.            Pending Legal Proceedings               Inapplicable

PART B
              Registration Statement                  Caption in Statement
              Caption                                 of Additional Information
Item No.

10.           Cover Page                              Cover Page

11.           Table of Contents                       Cover Page; Table of
                                                      Contents

12.           General Information                     Inapplicable
              and History

13.           Investment Objectives                   Investment Objectives and
              and Policies                            Policies; Investment
                                                      Restrictions

14.           Management of the Fund                  Trustees and Officers

15.           Control Persons and                     Principal Security
              Principal Holders of                    Holders; Description of
              Securities                              the Trust; Investment
                                                      Manager; Trustees and
                                                      Officers

16.           Investment Advisory and                 Investment Manager;
              Other Services                          Custodian; Transfer Agent
                                                      and Dividend Paying
                                                      Agent; How to Purchase
                                                      Shares (Prospectus);
                                                      Performance Information

17.           Brokerage Allocation and                Portfolio Transactions
              Other Practices

18.           Capital Stock and Other                 Description of the Trust
              Securities

19.           Purchase, Redemption and                How to Purchase Shares
              Pricing of Securities                   (Prospectus); Shareholder
              Being Offered                           Services (Prospectus);
                                                      Redemption of Shares;
                                                      Special Redemptions

20.           Tax Status                              Dividends, Distributions
                                                      and Taxation (Prospectus)

21.           Calculations of                         Performance Information
              Performance Data

22.           Financial Statements                    Financial Statements

PART C

         The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

MARKMAN MULTIFUND TRUST
PROSPECTUS


TABLE OF CONTENTS

Expense Information..........................................  2

Financial Highlights.........................................  3

The Portfolios...............................................  4

Investment Objectives........................................  4

Risks and Other Considerations...............................  5

How We Invest................................................ 14

Investment Policies and Restrictions......................... 19

Management of the Trust...................................... 19


Determination of  Net Asset Value............................ 20

How to Purchase Shares....................................... 21

Shareholder Services......................................... 22

How to Redeem Shares......................................... 22

Dividends, Distributions and Taxes........................... 24

Other Information............................................ 25

Auditors..................................................... 26

Legal Counsel................................................ 26

Appendix: Ratings of Debt Instruments........................A-1

PROSPECTUS, March 31, 1997

Investment Adviser
Markman Capital Management, Inc.
6600 France Avenue South, Suite 565
Minneapolis, MN 55435
Toll-free: 1-800-395-4848
Telephone: (612) 920-4848

Shareholder Services
c/o Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202-3874

Toll-free: 1-800-707-2771
Telephone: (513) 629-2070

Markman MultiFund Trust (the "Trust") is an open-end diversified management investment company. It consists of three separate series portfolios. We refer to each portfolio in this prospectus as a "Portfolio" and the three together as the "Portfolios." "We" are Markman Capital Management, Inc. We manage each Portfolio separately. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals. The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies. The Portfolios, as well as the other open-end investment companies in which they invest, are commonly called "mutual funds." This strategy results in greater expenses than you would incur if you invested directly in mutual funds. See "Risks and Other Considerations."

The Markman Aggressive Allocation Portfolio seeks capital appreciation without regard to current income.

The Markman Moderate Allocation Portfolio seeks growth of capital and a reasonable level of current income.

The Markman Conservative Allocation Portfolio seeks to provide current income and low to moderate growth of capital.

Each Portfolio may invest in mutual funds whose assets may consist of lower-rated and nonrated bonds, commonly known as "junk bonds", that entail greater risks, including default risks, than those found in higher rated securities. You should carefully consider these risks before investing. See "Investment Objectives" at page 4 and "High Yield Securities and Their Risks" at page 12.

The Portfolios are no load funds. They sell and redeem their shares at net asset value. There are no sales loads or commissions imposed upon the purchase of Portfolio shares or any fees imposed upon redemption. The Portfolios do not charge 12b-1 fees or deferred sales charges. The Portfolios may, however, invest in shares of mutual funds that normally charge sales loads and/or pay their own 12b-1 distribution expenses. The Portfolios will not pay a sales load to buy these underlying funds. Instead the

Portfolios will use available quantity discounts or waivers to avoid paying a sales load. The Trust will close to new investors when net assets of the three Portfolios together reach $500 million. If you are a shareholder of the Portfolios at the time the Portfolios close to new investors, you can continue to make new investments in your previously established Portfolio accounts.

Markman Capital Management, Inc. specializes in the construction and management of no-load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $350 million.


This Prospectus contains information about the Portfolios that you should consider before investing. Please read the Prospectus carefully and retain it for future reference. A Statement of Additional Information dated March 31, 1997 has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information contains additional information about the Portfolios and is hereby incorporated by reference into this Prospectus. The Statement of Additional Information is available without charge and can be obtained by writing or telephoning the Portfolios at the address and telephone number shown above.

SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION

Shareholder Transaction Expenses
Sales Load Imposed on Purchases                                    None
Sales Load Imposed on Reinvested Dividends                         None
Deferred Sales Load                                                None
Exchange Fee                                                       None
Redemption Fee                                                     None1


1. A wire transfer fee is charged by the Portfolios' Custodian in the case of redemptions made by wire.Such fee is subject to change and is currently $8.00. See "How to Redeem
         Shares," page 22.

Annual Portfolio Operating Expenses (as a percentage of average net assets)



                          Conservative           Moderate            Aggressive
                           Allocation           Allocation           Allocation
                           Portfolio            Portfoilio            Portfolio


Management Fees*            0.95%                 0.95%                 0.95%

12b-1 Fees**                 None                  None                  None

Other Expenses***           0.00%                 0.00%                 0.00%

Total Portfolio
Operating Expenses          0.95%                 0.95%                 0.95%

Example - You would pay the following expenses on a $1,000 investment,  assuming
(1) 5% annual return and (2) redemption at the end of each time period:



                            1 Year        3 Years       5 Years       10 Years


Conservative
Allocation
Portfolio                   $10           $30            $53          $117

Moderate
Allocation
Portfolio                   $10           $30            $53          $117

Aggressive
Allocation
Portfolio                   $10           $30            $53          $117




The purpose of the above tables is to help you understand the various costs and expenses that you will bear.

* We will voluntarily waive each Portfolio's fees and expenses to the extent necessary to keep total Portfolio operating expenses no greater than 0.95%. Unlike most other mutual funds, the management fees paid by the Portfolios include transfer agency, pricing, custodial, auditing, legal services, and general administrative and other operating expenses. Management fees paid by the Portfolios do not include brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees or extraordinary expenses. However, as long as the rivers flow, the grasses grow, and the winds blow, forever and evermore, the Advisor will waive its advisory fees to the extent necessary to limit each Portfolio's total expenses to .95% per annum of its average daily net assets.

** Although the Portfolios do not directly impose 12b-1 fees, the underlying funds in which the Portfolios invest may impose 12b-1 or service fees.

*** Does not include fees and expenses of the non-interested Trustees. Markman Capital Management, Inc. is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of such fees and expenses which, during the fiscal year ended December 31, 1996, amounted to
 .05%, .02%, and .02% of the average daily net assets of the Conservative Allocation Portfolio, the Moderate Allocation Portfolio, and the Aggressive Allocation Portfolio, respectively. See "Management of the Trust - the Adviser."

FINANCIAL HIGHLIGHTS
The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of December 31, 1996 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-320-2212; in Cincinnati call 629-2070) or by writing to the Trust at the address on the front of this Prospectus.

 Per Share  Data for a Share Outstanding Throughout The Indicated Periods


                                         Conservative                    Moderate                    Aggresive
                                          Allocation                    Allocation                  Allocation
                                          Portfolio                      Portfolio                  Portfolio

                                          1/26/95 -       1/1/96-        1/26/95-    1/1/96-         1/26/95-        1/1/96-
                                          12/31/95(A)     12/31/96       12/31/95    12/31/96        12/31/95        12/31/96


Net asset value at
beginning of period                       $ 10.00         $ 10.97        $ 10.00      $ 11.31        $ 10.00           $ 11.79

Income from investment operations:
Net investment income                        0.19            0.28           0.06          0.18          0.01              0.05

Net realized and unrealized gains            1.61            1.19           2.39          1.08          3.11              1.34

Total from investment operations             1.80            1.47           2.45          1.26          3.12              1.39

Less distributions:
Dividends from net investment income        (0.19)          (0.28)         (0.06)        (0.18)        (0.01)            (0.05)

Distributions in excess of net
investment income                           (0.04)          (0.18)         (0.24)        (0.14)        (0.23)            (0.11)

Distributions from net
realized gains                              (0.60)          (0.49)         (0.84)        (0.76)       (0.109)            (0.76)

Total distributions                         (0.83)          (0.95)         (1.14)        (1.08)        (1.33)            (0.92)

Net asset value at end of period          $ 10.97         $ 11.49        $ 11.31       $ 11.49       $ 11.79            $ 12.26

Total return                               18.00%          13.41%         24.50%        11.11%        31.21%             11.72%

Net assets at end of period (000's)       $ 9,852        $ 42,579       $ 38,988       $78,627      $ 42,325           $ 84,329

Ratio of expenses to average
net assets                                  0.95%(B)        0.95%          0.95%(B)      0.95%         0.95%(B)           0.95%

Ratio of net investment income
to average net assets                       3.02%(B)        3.21%          0.77%(B)      1.34%         0.15%(B)           0.34%

Portfolio turnover rate                      176%            104%           141%          280%          204%               340%

     (A) Represents the period from the initial public offering of shares (January 26, 1995) through December 31, 1995. No income was earned or expenses incurred from the date the initial shares were purchased by the Adviser through the date of the public offering.

     (B) Annualized.

THE PORTFOLIOS

Markman MultiFund Trust (the "Trust") was organized as a Massachusetts business trust on September 7, 1994. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a diversified investment company (and each Portfolio will be treated as a diversified investment company) and many of the underlying funds in which the Portfolios invest will themselves be diversified investment companies. The level of diversification the Portfolios obtain from being invested in a number of underlying funds reduces the risk associated with an investment in a single underlying fund. This risk is further reduced because each underlying fund's investments are also spread over a range of issuers, industries, and countries. The Trust currently consists of three separate series portfolios. Each is known as a Portfolio. Together they are known as the Portfolios. We manage each Portfolio separately. Each Portfolio has its own investment objectives and strategies designed to meet different investment goals. Investment in shares of one or more of the Portfolios of the Trust involves risks. There can be no assurance that a Portfolio's investment objective will be achieved.

INVESTMENT OBJECTIVES

Each Portfolio seeks to achieve its investment objective by investing in a portfolio of other open-end investment companies. These are commonly known as "mutual funds." (The mutual funds in which the Portfolios may invest are referred to in this prospectus as the "underlying funds.") A Portfolio may invest up to 25% of its total assets in any one underlying fund. When we believe market conditions justify a defensive strategy, a Portfolio may invest up to 100% of its assets in money market mutual funds. A Portfolio will, under normal market conditions, maintain its assets invested in a number of underlying funds. Each Portfolio may invest in identical types of mutual funds. While each Portfolio may invest in shares of the same mutual funds, the percentage of each Portfolio's assets so invested will vary depending upon the investment objective of each Portfolio. Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Portfolio. To a certain extent, we manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in the Portfolios. (See "How We Invest" at page 14.) The Portfolios expect to be fully invested in underlying mutual funds at all times. To provide liquidity as well as to assist in achieving the Portfolios' investment objective, each Portfolio may invest in money market mutual funds. A Portfolio may not purchase shares of any closed-end investment company or of any investment company that is not registered with the SEC. Each Portfolio's investment objective is non-fundamental and may be changed by the Trustees of the Trust without approval by the shareholders of that Portfolio. You would be notified in writing at least 30 days before a change in the investment objective of a Portfolio. If there is a change in investment objective, you should consider whether the particular Portfolio remains an appropriate investment in light of your then current financial position and needs.

MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO

The investment objective of the Markman Aggressive Allocation Portfolio is capital appreciation without regard to current income. Under normal market conditions, at least 65% of the assets of the Aggressive Allocation Portfolio will be invested in mutual funds that invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants). The allocation of the assets of the Aggressive Allocation Portfolio among the underlying funds is expected to result in the Portfolio incurring more risk than the Markman Moderate Allocation Portfolio which, in turn, can be expected to incur more risk than the Markman Conservative Allocation Portfolio.

MARKMAN MODERATE  ALLOCATION PORTFOLIO

The investment objective of the Markman Moderate Allocation Portfolio is to provide growth of capital and a reasonable level of current income. The mutual funds in the Moderate Allocation Portfolio will invest in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

MARKMAN CONSERVATIVE  ALLOCATION PORTFOLIO

The investment objective of the Markman Conservative Allocation Portfolio is to provide current income and low to moderate growth of capital. The mutual funds in the Conservative Allocation Portfolio will invest in common stocks, preferred stocks, bonds and other fixed-income securities (including convertible preferred stock, convertible debt securities with warrants attached and debt securities entitling the fund to purchase common stock when the principal amount of the debt securities can be used at face value to exercise the warrants).

ALL PORTFOLIOS

Each Portfolio may also invest in mutual funds, which invest primarily in long or short-term bonds and various other types of fixed income securities (such as securities issued or guaranteed or insured by the U.S. Government, its agencies or instrumentalities, commercial paper, preferred stock and convertible debentures) whenever we believe that such mutual funds offer a potential for capital appreciation. These mutual funds may invest in investment grade bonds (bonds rated in the four highest ratings categories by Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB) or Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A and Baa)) or in bonds that are not considered investment grade (bonds rated Ba or below by Moody's or BB or below by S&P). In general, the current value of bonds varies inversely with changes in prevailing interest rates. If interest rates increase after a bond is purchased, the value of that security will normally decline. If prevailing interest rates decrease after a bond is purchased, however, its market price will normally rise. Non-investment grade bonds are higher yielding, high risk securities commonly known as "junk bonds." Underlying funds may have the ability to invest in debt securities rated as low as D. For a description of ratings of debt securities, see the Appendix to this Prospectus.

The underlying funds may also invest in money market funds, money market or short-term debt instruments as a temporary defensive strategy. The underlying funds may actively trade their portfolios, resulting in higher brokerage commissions and increased realization of taxable capital gains. They may invest up to 100% of their assets in the securities of foreign issuers and engage in foreign currency transactions with respect to such investments. They may invest in companies whose securities are subject to more volatile investments. They may invest up to 15% of their net assets in restricted or illiquid securities. They may invest up to 5% of their assets in warrants. They may lend their portfolio securities, sell securities short, borrow money, or write or purchase put or call options on securities or stock indices. They may invest up to 25% of their assets in one security. They may invest up to 100% of their assets in master demand notes. They may invest in long or short-term corporate bonds and other fixed income securities (such as U.
S. Government securities, commercial paper, preferred stock, convertible preferred stock and convertible debentures). They may enter into futures contracts and options on futures contracts.

RISKS AND OTHER  CONSIDERATIONS

Each Portfolio will concentrate its investments in the shares of mutual funds. Mutual funds pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some mutual funds invest in particular types of securities (i.e. equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. The underlying funds are, like the Portfolios, "open-end" funds and, as such, stand ready to redeem their shares. Any investment in a mutual fund involves risk. Even though the Portfolios may invest in a number of mutual funds, this investment strategy cannot eliminate investment risk. Investing in mutual funds through a Portfolio involves additional and duplicative expenses and certain tax results that would not be present if you were to make a direct investment in the underlying funds. See "Expense Information" and "Dividends, Distributions and Taxes." As a diversified investment company, a Portfolio may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of any one issuer, other than U.S. government securities and other investment companies, or (2) acquire more than 10% of the outstanding voting securities of any one issuer. Furthermore, a Portfolio, together with the other Portfolios and any "affiliated persons" (as such term is defined in the 1940
Act) may purchase only up to 3% of the total outstanding securities of an underlying mutual fund. Accordingly, when affiliated persons of Markman Capital Management, Inc. hold shares of any of the underlying funds, each Portfolio's ability to invest fully in shares of such mutual funds is restricted, and we must then, in some instances, select alternative investments for the Portfolio that would not have been our first investment choice.

The 1940 Act also provides that a mutual fund whose shares are purchased by a Portfolio is obliged to redeem shares held by the Portfolio only in an amount up to 1% of the underlying mutual fund's outstanding securities during any period of less than 30 days. Accordingly, shares held by a Portfolio in excess of 1% of an underlying mutual fund's outstanding securities will be considered not readily marketable securities that, together with other such securities, may not exceed 15% of that Fund's assets. However, since the Portfolio has elected to reserve the right to pay redemption requests by a distribution in kind of securities from its portfolio, instead of in cash, these positions may be treated as liquid. See "Investment Policies and Restrictions." These limitations are not fundamental and may therefore be changed by the Board of Trustees of the Trust without shareholder approval. Under certain circumstances an underlying fund may determine to make payment of a redemption by a Portfolio (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Portfolio may hold securities distributed by an underlying fund until such time as we determine it appropriate to dispose of such securities. Such disposition will impose additional costs on the Portfolio.

In the case of an issuer that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. An investment in a non-diversified investment company can normally be expected to have greater fluctuations in value than an investment in a fund that includes a broader range of investments. To the extent a Portfolio invests in diversified investment companies that do not have a policy of concentration, the impact of conditions affecting an industry or industry group will be decreased.

Investment decisions by the investment advisers of the underlying funds are made independently of the Portfolios and us. At any particular time, one underlying fund may be purchasing shares of an issuer whose shares are being sold by another underlying fund. As a result, a Portfolio would incur indirectly certain transaction costs without accomplishing any investment purpose. Each Portfolio limits its investments in underlying funds to mutual funds whose shares a Portfolio may purchase without the imposition of a sales load. Each Portfolio may purchase shares of underlying funds which charge a redemption fee. A redemption fee is a fee imposed by an underlying fund upon shareholders (such as a Portfolio) redeeming shares of such fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if a Portfolio were to invest in an underlying fund and, as a result of redeeming shares in such underlying fund, incur a redemption fee, the redeeming Portfolio would bear such redemption fee. The underlying funds may incur distribution expenses in the form of "Rule 12b-1 fees." The Portfolios will not, however, invest in shares of a mutual fund that is sold with a contingent deferred sales load. You could invest directly in the underlying funds. By investing in mutual funds indirectly through the Portfolios, you bear not only your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying funds. You may indirectly bear expenses paid by underlying funds related to the distribution of such mutual funds' shares. As a result of the Portfolios' policies of investing in other mutual funds, you may receive taxable capital gains distributions to a greater extent than would be the case if you invested directly in the underlying funds. See "Dividends, Distributions and Taxes."

Description of the types of securities that may be acquired by underlying funds and the various investment techniques such mutual funds may employ

THE RISKS ASSOCIATED WITH THESE INVESTMENTS
ARE DESCRIBED HERE AND IN THE STATEMENT OF
ADDITIONAL INFORMATION.

Foreign Securities

An underlying fund may invest up to 100% of its assets in securities of foreign issuers. Invest ments in foreign securities involve special risks and considerations that are not present when a Portfolio invests in domestic securities.

Exchange Rates

Since an underlying fund may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the underlying fund's (and accordingly a Portfolio's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to you by a mutual fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The underlying fund may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the underlying fund will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

Exchange Controls

The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. Although it is expected that underlying funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

Limitations of Foreign Markets

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees are also generally higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an underlying fund's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an underlying fund to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

Foreign Laws, Regulations and Economies

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an underlying fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an underlying fund's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

Foreign Tax Considerations

Income received by an underlying fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an underlying fund will reduce the net income of the underlying fund available for distribution to the Portfolios. Special tax considerations apply to foreign securities.

Emerging Markets

Risks may be intensified in the case of investments by an underlying fund in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Calculation of Net Asset Value

The underlying funds will generally calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday through Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the underlying funds may invest may be listed primarily on foreign stock exchanges that may trade on other days (i.e., Saturday). Accordingly, the net asset value of an underlying fund's portfolio may be significantly affected by such trading on days when Markman Capital does not have access to the underlying funds and you do not have access to the Portfolios.

Foreign Currency Transactions

An underlying fund may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the underlying fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

Repurchase Agreements

An underlying fund may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An underlying fund's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the underlying fund could suffer a loss. Income from repurchase agreements is taxable when distributed to fund shareholders.

Illiquid and Restricted Securities

An underlying fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the underlying fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

Loans of Portfolio Securities

An underlying fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the underlying fund may at any time call the loan and obtain the securities loaned;
(3) the underlying fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the underlying fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

Short Sales

An underlying fund may sell securities short. In a short sale the underlying fund sells stock it does not own and makes delivery with securities "borrowed" from a broker. The underlying fund then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the underlying fund. Until the security is replaced, the underlying fund is obligated to pay to the lender any dividends or interest accruing during the period of the loan. In order to borrow the security, the underlying fund may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to met bargain requirements, until the short position is closed out.

When it engages in short sales, an underlying fund must also deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the underlying fund must maintain daily the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of an underlying fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales. An underlying fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security. The underlying fund will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the underlying fund may be required to pay in connection with a short sale.

Short Sales "Against the Box"

A short sale is "against the box" if at all times when the short position is open the underlying fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for Federal income tax purposes.

Industry Concentration

An underlying fund may concentrate its investments within one industry. Since the investment alternatives within an industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

Master Demand Notes

An underlying fund (particularly an underlying money market fund) may invest up to 100% of its assets in master demand notes. These are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time.

Options

An underlying fund may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the underlying fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the underlying fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An underlying fund may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).

An underlying fund may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the underlying fund at the exercise price at any time during the option period. When an underlying fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the underlying fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the underlying fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.


In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options

Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Options Trading Markets

Options in which the underlying funds will invest are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its prospectus and the statement of additional information.

The staff of the SEC currently is of the view that the premiums that a mutual fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the underlying fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether a mutual fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 15% (or, in many cases, 10%) of its total assets (taken at current value) in any combination of illiquid assets and securities.

Futures Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser=s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. An underlying fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an underlying fund will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an underlying fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund=s investments being hedged. While an underlying fund will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An underlying fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an underlying fund would probably expect that an equivalent amount of futures contracts will be closed out. Unlike when an underlying fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the underlying fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin."

Initial margin is similar to a performance bond or good faith deposit which is returned to an underlying fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market." An underlying fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The underlying fund may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the underlying fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value if the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes. The market prices of futures contracts may also be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In order to assure that mutual funds have sufficient assets to satisfy their obligations under their futures contracts, the underlying funds are required to establish segregated accounts with their custodians. Such segregated accounts are required to contain an amount of cash, U.S. Government securities and other liquid, high-grade debt securities equal in value to the current value of the underlying instrument less the margin deposit.

The risk to an underlying fund from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the underlying fund's investment adviser' ability to predict correctly the direction of stock prices, interest rates and other economic factors.

Options on Futures Contracts

An underlying fund may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may also purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An underlying fund may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An underlying fund is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers= requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an underlying fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Hedging
An underlying fund may employ many of the investment techniques described for investment and hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Warrants
An underlying fund may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the mutual fund loses the purchase price and the right to purchase the underlying security.

Leverage
An underlying fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the underlying fund=s net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

High Yield Securities and their Risks
An underlying fund may invest in high yield, high-risk, lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

Youth and Growth of the High Yield Bond Market
The high yield, high risk market is relatively new and at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in an underlying fund's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

Sensitivity of Interest Rate and Economic Changes
The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an underlying fund defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Portfolio's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

Payment Expectations
Certain securities held by an underlying fund, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk security's value will decrease in a rising interest rate market, as will the value of the underlying fund's assets.

Liquidity and Valuation
The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an underlying fund to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Taxation
Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An underlying fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, an underlying fund must distribute substantially all of its income to you to qualify for pass-through treatment under the tax law. Accordingly, such a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

Credit Ratings
Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an underlying fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an underlying fund invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the underlying fund's own credit analysis than is the case for higher quality bonds. An underlying fund may retain a portfolio security whose rating has been changed.

Asset-backed securities
An underlying fund may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an underlying fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

An underlying fund may invest in collateralized mortgage obligations (CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a

CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an underlying fund may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the underlying funds may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.

HOW WE INVEST
General
We try to get the greatest return for the level of risk assumed by each Portfolio. Our investment strategy stresses three factors: asset allocation, fund selection and portfolio structure.

Asset Allocation
Different asset classes produce different results, both absolutely and relative to each other, over various periods. Table One below shows that the variability of returns in the major mutual fund asset classes can be significant.

Table One shows that the average annual investment results achieved in each fund category have changed from year to year. Each Portfolio retains the flexibility to invest in each fund category listed in Table One. We formatted Table One relying on data provided by Morningstar, Inc. The fund categories that experienced some of the greatest one year gains also performed worse than other fund categories in other years. Thus, although a correct guess in any year as to the best performing fund category would have produced superior


TABLE ONE
Category -            No. Of Funds                   - Average Performance by Year

                                      1996         1995        1994         1993        1992


Aggressive  Growth        117        13.75%       33.49%      -3.28%       19.40%       8.55%
Growth                   1008        19.21%       30.85%      -1.85%       11.60%       8.43%
Growth & Income           532        31.97%       31.57%      -1.07%       11.04%       8.28%
Equity  Income            156        18.84%       29.45%      -1.55%       13.67%       9.53%
Small Company             445        19.89%       31.32%      -0.66%       17.16%      14.18%
World                     198        16.80%       15.81%      -2.28%       31.68%       0.00%
Foreign                   426        12.42%        6.57%      -2.05%       37.66%      -4.43%
Europe                     62        24.07%       16.71%       2.95%       27.50%      -5.11%
Pacific                   136         5.31%        3.13%      -8.16%       57.82%      -3.98%
Asset  Allocation         196        12.43%       23.88%      -1.82%       11.95%       8.10%
Balanced                  335        13.20%       24.80%      -2.81%       11.25%       7.48%
Corp. High Yield          166        13.65%       16.41%      -3.76%       18.85%      17.39%
Corp. General             432         3.62%       16.46%      -3.56%       10.45%       7.42%
Corp.  High Quality       244        14.03%       13.63%      -1.89%        8.34%       6.34%
Government Bond           631         2.90%       14.38%      -3.54%        7.77%       6.02%


Return data for each fund category formatted by us from data provided by Morningstar, Inc. *After fund expenses but prior to applicable sales charges, if any.


results, a wrong decision would have led to disappointing results. Furthermore, choosing the wrong year for the fund categories that in other years provided some of the best one- year performances would have produced some of the worst one-year results. Therefore, we believe that Table One provides support for the proposition that relying on any single asset class as the basis for investment can be risky.

Diversification across asset classes is the appropriate protection against the risk of being wrong about the prospects for an asset class. Diversification takes advantage of the fact that asset classes do not perform the same way relatively and absolutely at all times. Diversification allows investors to counterbalance the more volatile swings in value typically experienced by riskier asset classes with the greater stability of less risky asset classes. Proper diversification allows for the tendency of certain asset classes to behave contrary to the behavior of other asset classes during a given investment period. Investing in asset classes that are inversely correlated helps assure that unanticipated adversity in a particular asset class will be counterbalanced by stronger performance in others. Broadly accepted contemporary economic theory of financial markets maintains that failure to combine relatively uncorrelated asset classes imposes additional risk on a portfolio that generally is not offset by greater reward.

We use computer software and data supplied by Ibbotson Associates, Inc. and Morningstar, Inc. to test the performance of specific fund categories and various combinations of fund categories against actual market experience. We can thus find out both how particular asset classes have previously correlated with each other and how a given mix of asset classes would have responded in the market environments that prevailed in the periods studied. Although analysis of historical price data cannot assure that in the future an asset class will reflect the same level of volatility as in the past or that various asset classes will continue to correlate as in the past, we believe that these historical data, continually monitored and evaluated for volatility and correlation, are an appropriate basis for some of our asset allocation determinations for the Portfolios.

As part of the asset allocation process, we perform a forward-looking analysis of economic and market trends which includes both broad macro-economic concerns and more narrowly-focused sector concerns. We perform a "top down" macro-economic analysis on a global basis, examining the strength of the economy as a whole, as well as various sectors, inflation, currency, money flows, and interest rate considerations and political concerns.

Additionally, we use various technical and fundamental analytical techniques to determine at any given point the actual relative weighting of various asset classes in the portfolio. Thus, depending on current and projected market conditions, funds may be bought or sold to effect a change in the composition of the portfolio. Technical techniques used in this market analysis include price chart patterns, price to earnings ratios, moving average analysis, breadth and volume analysis, investment advisory sentiment analysis, cash position analysis, relative strength analysis, relative strength studies of industry sectors and styles, and momentum analysis, among others.

Fundamental analytical techniques for equities include price-earnings ratios, dividend yield, sales per dollar of market value, price-to-book value, return on capital, capital turnover, earnings margin, return on equity, growth in sales, and growth in total return. For debt instruments, fundamental analytical techniques include credit rating analysis, yield to maturity, and price volatility, among others.

After performing the "top down" macro-economic analysis and market analysis described above and the fund manager survey described below under "Fund
Selection" and "Portfolio Structure," we arrive at positive, neutral, or negative outlooks for the short, intermediate, and long terms. Comparing the outlooks at which we arrive to current condition period trends, we examine whether the outlook indicates confirmation and continuation of a particular trend or potential reversal of a trend.

Fund Selection
Among mutual funds in a particular category, the performance of the best funds often varies substantially from the average. Based on data furnished by Morningstar, Inc. and formatted by us, Table Two below sets forth average three-year results for all funds and for the funds reporting returns in the top 10 percent of all funds in the categories appearing in Table One.

The substantial differences in return between funds performing in the top 10 percent of all funds in the same category and the average return in that fund's category in each period support the proposition that certain funds are more successful than others during certain periods in taking advantage of the investment opportunities offered by the kinds of assets in which they and similar funds are invested. Differences in performance among funds in a particular category can be attributed to several factors. Relative success in an asset class can be explained by the level of exposure to risk, and often is dominated by that factor. Other things being equal, in a rising market, a fund investing in an asset class will generally outperform other funds investing in the same asset class if its portfolio is riskier than the others, and in a falling market, the contrary will generally be true. The investment judgment and other capabilities of a fund's investment adviser can also account for better performance. The perceived capabilities of a fund manager to potentially enhance value can, at times, be a primary consideration in the selection of funds. Another relevant, though minor, factor is the expense level of comparable funds. Again, other things being equal, funds with relatively high management, administration and 12b-1 fees will do worse than less expensive, similar funds (however, all other things are never exactly equal).

As part of our fund selection process, we analyze general historical performance of funds over at least the past one, three, and five year periods. In this regard, we use both absolute and risk-adjusted measures. We also identify the "current condition period" (the time that the current investing conditions have been in place) and research and analyze fund performance in other particular time frames using various absolute and risk-adjusted measures. In doing so, we look for what we call "idiosyncratic advantage," which means a unique edge provided by a fund's management based on its knowledge, methods, skills, and insights. In evaluating a fund, we calculate the fund's volatility during the period under consideration, both as a measure of risk inherent in the fund and as a basis for comparison with other funds. We also conduct fundamental and technical analysis of the fund's portfolio. We also evaluate the fund's management for background, service capability, stability, technical and research sup-

TABLE TWO



Category              Number of Funds     Avg. Performance of       Avg. Perfoemance of Top 10%
                       in Category       Category 1994-1996         of Funds 1994/1996


Aggressive  Growth           73                13.69%                   22.92%
Growth                      571                15.30%                   22.10%
Growth & Income             332                16.39%                   20.33%
Equity  Income               91                14.84%                   18.12%
Small Company               242                15.11%                   24.26%
World                       100                 9.88%                   16.46%
Foreign                     178                 6.09%                   12.15%
Europe                       23                13.97%                   19.79%
Pacific                      51                 -.53%                    5.08%
Asset  Allocation            86                11.67%                   18.77%
Balanced                    198                11.24%                   15.48%
Corp. High Yield             95                 8.34%                   11.32%
Corp. General               254                 5.30%                    7.50%
Corp. High Quality          153                 5.05%                    6.59%
Government Bond             448                 4.36%                    6.25%


Return data for each fund category formatted by us from data provided by Morningstar, Inc. *After fund expenses but prior to applicable sales charges, if any.


port, and other indications of quality of investment judgment including, to the extent feasible, interviews with the fund's portfolio manager.

Portfolio Structure
We believe that strategies of portfolio structure and management should also be diversified. We believe there are three major strategies for structuring and managing mutual fund portfolios: buy-and-hold, sector rotation, and market timing. In managing the Portfolios, we use a combination of the buy-and- hold, sector rotation and market timing strategies. A buy-and- hold strategy involves researching mutual funds primarily by doing fundamental analysis. This includes analysis of performance records and capabilities and investment styles of fund managers. The objective is to match a fund or combination of funds to the goals and tolerance for risk of each Portfolio. Mutual funds so selected are considered to be long-term investment vehicles and are not likely to be subject, under normal market conditions, to frequent trading. A buy-and- hold strategy focuses on results over one or more market cycles rather than short-term performance. Risks of the buy-and-hold strategy include management turnover, managers of funds losing their ability or their interest in managing the fund, and a fund growing so large that its ability to invest is restricted.

A sector rotation strategy is based on a view of the market not as a monolithic whole, but as a mix of many sub-markets. It is intended to take advantage of the fact that certain sub-markets are not closely correlated with many other sub-markets. Sector rotation is an active strategy, relying on techniques for shifting asset concentrations to and from various sectors to realize the benefits of sectors anticipated to strengthen and to diminish the effects of sectors anticipated to decline. A sector rotation strategy thus allows a portfolio to remain more fully invested over time by frequently replacing assets in one sector with assets from others. The primary risk associated with sector rotation is that anticipated trends may not appear.

A market timing strategy assumes that the general trend of the market is very important and has a greater impact on investment returns than the quality of a particular fund or fund manager. Thus, market timing depends on macroeconomic and market oriented analytic techniques to discern market direction. Moreover, market timing typically involves continual portfolio adjustments. The primary risk associated with a market timing strategy is that trends anticipated may not appear. (In other words, we might guess wrong.)

The assumption is that there is limited correlation between certain sectors (utility stocks vs. technology stocks, for example) and that at any given point there are likely to be one or more sectors that are outperforming or have the potential to outperform the overall market. A sector rotator will thus likely stay fully invested over time, but may well frequently buy and sell in order to move assets from one sector to another. On the other hand, a market timer will stay fully invested only when he or she believes the market is going up and will hold varying percentages of cash, up to 100% cash, depending on his or her level of confidence that the market is going down.

We integrate these three investment strategies by structuring the portfolio like a "daisy." The core investment portfolio of a Portfolio ( the center part of the daisy) will consist of funds that we expect to hold for the long term. We select each Portfolio's core portfolio by giving priority to managers of funds that have the potential to do well under various market conditions. We evaluate a fund's performance potential by close analysis of the historical record, including determining how the persons who actually managed a fund performed. Therefore, we may choose a relatively new fund for inclusion in a Portfolio's core portfolio if the portfolio manager of the fund has an appropriate performance record. Although no assurance can be given that a Portfolio will achieve its investment objectives, the goal of a fund included in the core portfolio will be to outperform, on a risk-adjusted basis, a comparable market average.

A buy-and-hold strategy will predominate in the selection of the core portfolio for each Portfolio. Thus, we will not trade funds in a Portfolio's core portfolio frequently, although a fund's proportion of the core portfolio may vary over time. Further, we may eliminate funds from or introduce funds into the core portfolio from time to time because of changes in the management of a fund, long- term shifts in the markets in which a fund invests, or for other reasons. We anticipate that the percentage of a Portfolio that will be invested in its core portfolio will vary over time, but will typically remain between 40 and 60 percent of the Portfolio's portfolio. The balance of each Portfolio's portfolio (the petals of the daisy) will consist of funds selected primarily based on sector rotation and market timing strategies.

 The "petals" funds will, in our judgment, have the potential to enhance performance over the short to intermediate term (six to twenty-four months). We will seek performance enhancement in several ways. During periods of anticipated upward market moves, performance enhancement may result in additional investment or greater concentration in funds having higher volatilities compared with the market than a Portfolio typically includes in its portfolio. During such periods, we will also invest in sector funds that will intensify the impact of certain sectors that, in our judgment, are currently or are likely to experience stronger performance than other sectors. On the other hand, during periods of market uncertainty, or anticipated significant downward pressure, performance enhancement would mean the selection of funds that historically have been more stable than the general market. Sometimes, we would move part of the portfolio out of stock or bond funds and into money market funds or short-term fixed income funds. We would also typically reduce risk exposure in certain sectors by liquidating or reducing a Portfolio=s investment in sector funds. In selecting petal funds, we regard the long-term track record of funds and managers to be a lesser consideration.

Market timing and sector rotation strategies are complex, involve risk that contemporary economic theory of financial markets suggests may not be fully compensated measured by expected return, and are highly dependent on subjective judgments. Further, any strategy designed to enhance returns also enhances risk of loss and thus carries with it the potential instead for reducing gains or causing losses. There can be no assurance that in carrying out market timing and sector rotation strategies, we will successfully enhance the performance of the Portfolios.

Based on our asset allocation analysis and selection of the funds we consider most suitable to effect our asset allocation decisions, we determine a mix of asset classes and funds appropriate for each Portfolio. To a certain extent, we manage the risk to which the Portfolios are exposed by varying the concentration of asset classes in Portfolio portfolios.

INVESTMENT POLICIES AND RESTRICTIONS
Each Portfolio has adopted certain fundamental investment policies. These policies may not be changed without the vote of a majority of that Portfolio's outstanding voting securities, as defined under "Other Information -Voting." Each Portfolio has also adopted certain investment policies that are not fundamental and therefore may be changed by the Board of Trustees of the Trust without shareholder approval. Under each Portfolio's fundamental investment policies, no Portfolio may (1) invest more than 25% of its total assets in the securities of mutual funds that concentrate themselves (i.e., invest more than 25% of their assets) in any one industry. (Through its portfolio investments, however, a Portfolio may indirectly invest more than 25% of its assets in one industry), (2) borrow money, (except that as a temporary measure for extraordinary or emergency purposes - including meeting redemptions without having to sell portfolio securities immediately - a Portfolio may borrow from a bank in an amount not in excess of 5% of the Portfolio's total assets), or (3) pledge or hypothecate its assets, except that a Portfolio may pledge up to 5% of its total assets to secure such borrowings for temporary or emergency purposes or to effect redemptions. A Portfolio will not make additional investments at any time during which it has outstanding borrowings. Under each Portfolio's non-fundamental policies, no Portfolio may (1) invest more than 25% of its assets in the shares of any one mutual fund, (2) purchase or otherwise acquire the securities of any mutual fund (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, a Portfolio and its affiliates (including the other Portfolios) would own more than 3% of the total outstanding stock of such mutual fund, or (3) purchase a security which is not readily marketable if, as a result, more than 15% of that Portfolio's assets would consist of such securities. For this purpose, securities that are not readily marketable include repurchase agreements maturing in more than seven days (see page 8 to this Prospectus). See "Risks and Other Considerations." Each Portfolio may invest in money market funds. These and other investment strategies and restrictions are discussed in the section titled "Risks and Other Considerations" to this Prospectus and in the Statement of Additional Information.

The underlying funds may, but will not necessarily, have the same investment objective and policies as the Portfolios. For example, although the Aggressive Allocation Portfolio will not borrow money for investment purposes, it may invest up to 25% of its total assets in a mutual fund that borrows money for investment purposes (i.e., a mutual fund that engages in leverag ing). A general discussion of the investments that may be made by underlying funds and the risks associated with such investments is found under "Investment Objectives" and "Investment Policies and Restrictions" and in the section titled "Risks and Other Considerations" in this Prospectus.

MANAGEMENT OF THE TRUST

The Trustees
The business and affairs of the Trust are managed under the direction of the Board of Trustees. Additional information about the Trustees, as well as the executive officers of the Trust, may be found in the Trust's Statement of Additional Information under "Trustees and Officers."

The Adviser
We maintain our principal office at 6600 France Avenue South, Suite 565, Minneapolis, Minnesota 55435.

In addition to serving as investment adviser to the Trust and its Portfolios, we provide investment supervisory services on a continuous basis to individuals, pension and profit sharing plans, corporations, partnerships, trusts and estates (including charitable organizations) and other financial professionals through our Professional Fund Advisor service. We specialize in the construction and management of no load mutual fund portfolios for our clients. As of the date of this Prospectus, we provide investment management services to over 400 client accounts and have assets under management in excess of $350 million. Pursuant to an Investment Management Agreement with the Trust, we provide investment management services to each Portfolio. We are responsible for the investment management of each Portfolio's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of the Portfolios' investments directly with the issuers or with brokers or dealers we select. See "Portfolio Transactions." We also furnish to the Board of Trustees of the Trust, which controls the Trust and the Portfolios and has overall responsibility for the business and affairs of the Trust and the Portfolios, periodic reports on the investment performance of the Portfolios. Unlike most mutual funds, the management fees paid by the Portfolios to us include transfer agency, pricing, custodial, auditing and legal services, and general administrative and other operating expenses of each Portfolio except brokerage commissions, taxes, interest, fees and expenses of non-interested Trustees and extraordinary expenses.

For the services provided to the Portfolios, we receive from each Portfolio a fee, payable monthly, at the annual rate of 0.95% of each Portfolio's average daily net assets. We are contractually obligated to reduce our management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the Trust's non-interested Trustees. Most investment companies pay lower investment management fees. Most, if not all of such investment companies, however, also pay, in addition to an investment management fee, certain of their own expenses, while we pay almost all of the Portfolios' expenses, as described above, out of investment management fees we receive from the Portfolios.

Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, serves as the Portfolio Manager of the Trust and is responsible for the day to day management of the Portfolios. From 1981-1990, Mr. Markman was a registered representative of Linsco Private Ledger Financial Services and a partner of Webb Markman & Co. He has served as President of Markman Capital since its organization in September 1990.


The Administrator
The Trust has retained Countrywide Fund Services, Inc. ("the Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio, 45201-5354, to serve as the Portfolios' transfer agent, dividend paying agent, and shareholder service agent. The
Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Certain of the Trust's officers are also officers of the Transfer Agent.


The Transfer Agent also provides accounting and pricing and administrative services to the Portfolios. The Transfer Agent calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of the

Portfolios'  tax  returns,   and  coordinates  the  preparation  of  reports  to
shareholders and reports to and filings with the SEC and state securities authorities.

We pay the Transfer Agent monthly, out of the investment management fee we receive from each Portfolio, a base fee of $15,000, an additional fee based upon the number of shareholder accounts, and an additional fee at the annual rate of
 .04% of aggregate average daily net assets of the Portfolios up to $200 million, .03% of such assets between $200 million and $500 million, and .02% of such assets in excess of $500 million.

The Custodian
The Board of Trustees of the Trust has also approved a Custodian Agreement between the Trust and Fifth Third Bank pursuant to which the Bank provides custodial services to the Trust and each of the Portfolios. The principal business address of the Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.

Portfolio Transactions
Pursuant to the Investment Management Agreement, we place orders for the purchase and sale of portfolio securities for a Portfolio's accounts with brokers or dealers, selected by it in its discretion or directly with issuers or in privately arranged transactions in which a premium may be paid by a Portfolio.

Each Portfolio is actively managed and has no restrictions upon portfolio turnover. Each Portfolio's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Portfolio's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of net short-term capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Portfolio at ordinary income tax rates. High turnover increases the possibility that the Portfolios would not qualify as regulated investment companies under Subchapter M of the Internal Revenue Code; a Portfolio will not qualify as a regulated investment company if it derives more than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities held for less than three months. See "Dividends, Distributions and Taxes." There is no limit on the portfolio turnover rates of the underlying funds.




DETERMINATION OF
NET ASSET VALUE

The net asset value per share of each Portfolio is calculated at 4:00 p.m. EST, Monday through Friday, on each day that the New York Stock Exchange (the "NYSE") is open for trading (which excludes the following national business holidays:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of the Portfolio, rounded to the nearest cent. Shares of the underlying funds are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolios for which market quotations are readily available at their current market value

(generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds with portfolio securities that mature in one year or less may use the amortized cost or penny-rounding methods to value their securities. Securities having 60 days or less remaining to maturity generally are valued at their amortized cost, which approximates market value. Other assets of each Portfolio are valued at their current market value if market quotations are readily available and, if market quotations are not available, they are valued at fair value pursuant to methods established in good faith by the Board of Trustees.


HOW TO PURCHASE SHARES
Shares of the Portfolios are offered as an investment vehicle for individuals, institutions, corporations and fiduciaries. Each Portfolio may invest in underlying funds, which are sold with a sales charge; however, the Portfolios will use various quantity discount programs and/or applicable waivers to avoid imposition of any sales loads. Prospectuses, sales material and applications can be obtained from the Transfer Agent at the address and telephone number listed on the back cover of this Prospectus.

Shares of each Portfolio are sold without a sales charge at the next price calculated after receipt of an order in proper form by the Portfolios. The minimum initial investment in a Portfolio is $25,000, except that the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for tax-deferred retirement plans. The minimum subsequent investment is $500. The minimum initial investment is waived for purchases by Trustees, officers and employees of the Trust, of the Transfer Agent, and of Markman Capital and private clients of Markman Capital, including members of such persons' immediate families. Each Portfolio also reserves the right to waive the minimum initial investment for financial intermediaries. All purchase payments are invested in full and fractional shares. The Trust is authorized to reject any purchase order.

 Shares of each Portfolio are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Investors should note, however, that due to time constraints involved in the pricing of shares of mutual funds such as the Portfolios, the net asset value of Portfolio shares reported in newspapers will lag the Portfolios' actual net asset value by one business day. Purchase orders received by dealers prior to 4:00 p.m. EST on any business day, and transmitted to the Transfer Agent by 5:00 p.m. EST that day are confirmed at the net asset value determined as of the close of the regular session of trading on the NYSE on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Transfer Agent by 5:00 p.m. EST. Broker-dealers or other agents may charge you a fee for effecting transactions. Direct purchase orders received by the Transfer Agent by 4:00 p.m. EST are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the net asset value next determined on the following business day.

You may open an account and make an initial investment in any Portfolio by sending a check and a completed account application form to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354.

Checks should be made payable to the Markman MultiFund Trust. An account application is included with this Prospectus.

The Trust mails to shareholders confirmations of all purchases or redemptions of shares of the Portfolios. Certificates representing shares will not be issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

The Portfolios' account application contains certain provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

You may also purchase shares of the Portfolios by wire. Please call the Transfer Agent (Nationwide call toll-free 800-707-2771; in Cincinnati call 513-629-2070) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number, and taxpayer identification number for the account, and the name of the bank that will wire the money.

Investments in a Portfolio will be made at the Portfolio's net asset value next determined after a wire is received together with the account information outlined above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of money and any accrual of dividends. To make an initial wire purchase, you must mail a completed account application to the Transfer Agent. Banks may impose a charge for sending a wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to the Transfer Agent, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Markman MultiFund Trust. Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

No Transaction Fee Program

If you purchase a minimum of $25,000 of shares of the Portfolios (either in a Portfolio or spread across two or three Portfolios) through a discount broker and we do not participate in that discount broker's no transaction fee program, we will reimburse you for the amount of the transaction fee that you paid the discount broker for that purchase within a week of us receiving a copy of your trade confirmation.

SHAREHOLDER SERVICES
Contact the Transfer Agent (Nationwide call toll-free 1-800-707-2771; in Cincinnati call 513-629-2070) for additional information about the shareholder services described below.

Automatic Withdrawal Plan
If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly, quarterly, or annual payments in a specified amount. There is no charge for this service.

Access to the Portfolio Manager
If the shares in your account have a value of at least $100,000, you may contact Mr. Robert Markman directly by telephone. If you qualify, call the Transfer Agent at the above telephone number to obtain your special access toll-free telephone number direct to Mr. Markman.

Tax-Deferred Retirement Plans
Shares of the Portfolios are available for purchase in connection with the following tax-deferred retirement plans: - Keogh Plans for self-employed individuals - Individual retirement account (IRA) plans for individuals and their non-employed spouses - Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision - 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

Automatic Investment Plan
You may make automatic monthly investments in the Portfolios from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $25,000 and $500 under the plan. the Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. A depository institution may impose its own charge for debiting your account, which would reduce the return from an investment in a Portfolio.

HOW TO REDEEM SHARES
Shares of the Portfolios may be redeemed on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a redemption request in the form described below. Payment is ordinarily sent by mail or by wire within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Portfolios by certified check or by wire.

By Telephone
Shares of the Portfolios may also be redeemed by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on the application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-707-2771; in Cincinnati call 513-629-2070). The redemption proceeds will usually be sent by mail or by wire within three business days after receipt of telephone instructions. IRA accounts are not redeemable by telephone.

The telephone redemption privilege is automatically available to you. You may change the bank or brokerage account designated under this procedure at any time by writing to the Transfer Agent with the signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor will bear the risk of any such loss. The Trust or the Transfer Agent or both will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


By Mail
Shares of the Portfolios may also be redeemed by written request to the Transfer Agent The request must state the number of shares or the dollar amount to be redeemed and the relevant account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above.

Written redemption requests may also direct that the proceeds be deposited directly in the bank account or brokerage account designated on an investor's account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

Through Broker-Dealers
Shares may also be redeemed by placing a wire redemption request through a securities broker or dealer. Broker-dealers or other agents may impose a fee for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to promptly transmit wire redemption orders.

Additional Redemption Information
For each wire redemption you will be charged an $8 processing fee by the Trust's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from shareholder accounts by redemption of shares in the account.

Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impracticable, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in a shareholder's account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

At the discretion of the Trust, corporate shareholders and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of the shares is less than $25,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may from time to time determine. After notification of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

The Trust  reserves the right to suspend the right of  redemption or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the SEC.

Exchange Privilege
Shares of the Portfolios may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute a transaction by telephone (for example during times of unusual market activity) you should consider requesting that the exchange be made by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of Portfolios then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days= prior notice to you. An exchange results in a sale of Portfolio shares, which may cause you to recognize a capital gain or loss.


DIVIDENDS, DISTRIBUTIONS
AND TAXES
Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which a Portfolio qualifies as a regulated investment company and distributes substantially all of its investment company taxable income (which includes, among other items, the excess of net short-term capital gains over net long-term capital losses) and its net capital gains (the excess of net long-term capital gains over net short-term capital losses) the Portfolio will not be subject to Federal income tax to the extent it distributes to you such income and capital gains in the manner required under the Code. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, each Portfolio must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its net ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 of such year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to you in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio intends to distribute its income in accordance with this requirement to prevent application of the excise tax. Each year the Trust will notify you of the tax status of dividends and distributions.

Income received by a Portfolio from a mutual fund in that Portfolio's portfolio (including dividends and distributions of short-term capital gains) will be distributed by the Portfolio (after deductions for expenses) and will be taxable to you as ordinary income. Because the Portfolios are actively managed and may realize taxable net short-term capital gains by selling shares of a mutual fund in its portfolio with unrealized portfolio appreciation, investing in a Portfolio rather than directly in the underlying funds may result in increased tax liability to you since the Portfolio must distribute its gains in accordance with certain rules under the Code. A Portfolio's ability to dispose of shares of underlying funds held less than three months may be limited by requirements relating to a Portfolio's qualification as a regulated investment company for federal income tax purposes.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) received by a Portfolio from the underlying funds, as well as net long-term capital gains realized by a Portfolio from the purchase and sale (or redemption) of mutual fund shares or other securities held by a Portfolio for more than one year, will be distributed by the Portfolio and will be taxable to you as long-term capital gains (even if you have held the shares for less than one year). If a shareholder who has received a capital gains distribution suffers a loss on the sale of his or her shares not more than six months after purchase, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution received. Long-term capital gains, including distributions of net capital gains are currently subject to a maximum federal tax rate of 28% which is less than the maximum rate imposed on other types of taxable income. Capital gains may be advantageous since, unlike ordinary income, they may be offset by capital losses.

For purposes of determining the character of income received by a Portfolio when an underlying fund distributes net capital gains to a Portfolio, the Portfolio will treat the distribution as a long-term capital gain, even if the Portfolio has held shares of the underlying fund for less than one year. Any loss incurred by a Portfolio on the sale of such mutual fund's shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the gain distribution.

The tax treatment of distributions from a Portfolio is the same whether the distributions are received in additional shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Portfolio on the reinvestment date.

A Portfolio may invest in mutual funds with capital loss carryforwards. If such a mutual fund realizes capital gains, it will be able to offset the gains to the extent of its loss carryforwards in determining the amount of capital gains which must be distributed to shareholders. To the extent that gains are offset in this manner, distributions to a Portfolio and its shareholders will not be characterized as capital gain dividends but may be ordinary income.

Depending upon your residence for tax purposes, distributions may also be subject to state and local taxes, including withholding taxes. You should consult your own tax adviser regarding the tax consequences of ownership of shares of a Portfolio in your particular circumstances.

The Portfolios are generally required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividends paid to you if (1) you fail to furnish the Trust with and to certify your correct taxpayer identification number or social security number, (2) the Internal Revenue Service (the "IRS") notifies the Trust that you have failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (3) you fail to certify that you are not subject to backup withholding.

Each Portfolio will distribute investment company taxable income and any net realized capital gains at least annually. All dividends and distributions will be reinvested automatically at net asset value in additional shares of the Portfolio making the distribution, unless you notify the Portfolio in writing of your election to receive distributions in cash.

OTHER INFORMATION
The Trust
The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust currently consists of three separately managed portfolios - the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio. The Board of Trustees of the Trust has the power to establish additional series of the Trust in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value. When issued, shares of the Portfolios are fully paid, non-assessable and freely transferable.

Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust, however, disclaims liability of the shareholders, Trustees and officers of the Trust for acts or obligations of the Trust that are binding only upon the assets and property of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and is remote.


Voting
Shareholders of each Portfolio have the right to vote for the election of Trustees and on any matters which by law or the provisions of the Declaration of Trust they may be entitled to vote upon. The Trust is not required to hold annual meetings of its shareholders and does not intend to do so. See "Description of the Trust" in the Statement of Additional Information. The Declaration of Trust of the Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of any person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

Shares of the Trust entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in this Prospectus, the term "vote of a majority of the outstanding shares" of the Portfolio (or of the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust). In compliance with applicable provisions of the 1940 Act, shares of the mutual funds owned by the Trust will be voted in the same proportion as the vote of all other holders of the shares of such funds.

Performance Information
From time to time a Portfolio may advertise its "average annual total return" in advertisements or reports to shareholders or prospective shareholders. Quotations of "average annual total return" will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio over periods of 1, 5, and 10 years (up to the life of the Portfolio). A Portfolio may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." A nonstandardized quotation of total return will always be accompanied by a Portfolio's "average annual total return" as described above. All total return figures will reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid. Quotations of total return reflect only the performance of a hypothetical investment in the Portfolios during the particular time period on which the calculations are based. Total return for a Portfolio will vary based upon changes in market conditions and the level of the Portfolio's expenses and should not be considered an indication of future performance. The Portfolios may also compare their performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical  Services,  Inc.,  Morningstar,  Inc., or
similar independent services that monitor mutual fund performance, and with appropriate securities indices, which may assume reinvestment of dividends but usually do not reflect deductions for administrative and management costs and expenses. For more complete information on the methods used to calculate each Portfolio's total return, see the Statement of Additional Information. Additional information about the Portfolios' performance will be contained in the Portfolios' Annual Report to Shareholders, which may be obtained without charge from the Transfer Agent at the address or telephone number listed on the back cover of this Prospectus.

Use of Morningstar, Inc. data
THE FUNDS ARE NOT PROMOTED, SPONSORED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH MORNINGSTAR, INC. MORNINGSTAR, INC. IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUNDS, THIS PROSPECTUS, NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS. MORNINGSTAR, INC. MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE. MORNINGSTAR, INC. RESERVES THE RIGHT, AT ANY TIME AND WITHOUT NOTICE, TO ALTER, AMEND, TERMINATE OR IN ANY WAY CHANGE HOW IT CATEGORIZES AND COMPILES INFORMATION ON MUTUAL FUNDS AND HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS, THEIR SHAREHOLDERS OR ANY OTHER PRODUCT OR PERSON INTO CONSIDERATION IN COMPUTING ITS REPORTS. MORNINGSTAR, INC.'S PUBLICATION OF ITS VARIOUS REPORTS IN NO WAY SUGGESTS OR IMPLIES ANY OPINION BY MORNINGSTAR, INC. AS TO THE ATTRACTIVENESS OR
APPROPRIATENESS OF INVESTMENT IN THE FUNDS. MORNINGSTAR, INC. MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF ANY DATA INCLUDED IN ITS REPORTS AND USED HEREIN. MORNINGSTAR, INC. MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF ITS REPORTS OR ANY DATA IN ITS REPORTS AND USED HEREIN. MORNINGSTAR, INC. MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OR LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY DATA INCLUDED IN ITS REPORTS AND USED HEREIN.

Shareholder Inquiries
All shareholder inquiries should be directed to the Trust at the telephone number and address shown on the back cover of this Prospectus for the Transfer Agent

AUDITORS
Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio 45202, serves as independent accountant for the Trust and will audit the financial statements of the Portfolios annually.

LEGAL COUNSEL
Sullivan & Worcester LLP, Washington, D. C. and Boston, Massachusetts, is legal counsel to the Trust.


----------------------------------------------------
No  person  has  been  authorized  to  give  any  information  or  to  make  any representations other than those contained in this Prospectus or in the Statement of Additional Information, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Portfolios. This Prospectus does not constitute an offering by the Trust in any jurisdiction in which such offering may not be lawfully made.
---------------------------------------------------


APPENDIX
RATINGS OF DEBT INSTRUMENTS

Standard & Poor's Corporation ("S&P")
Corporate Bond Ratings
An S&P corporate bond rating is a current assessment of the credit worthiness of an obligor, with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings are based, in varying degrees, on the following considerations: (a) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (b) nature of and provisions of the obligation; and (c) protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. To provide more detailed indications of credit quality, ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Bond ratings are as follows: AAA- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A - Bonds rated A have strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. BB, B, CCC, CC Bonds rated BB, B, CCC or CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C - The rating C is reserved for income bonds on which no interest is being paid. D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. S&P Note Ratings An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment: (a) Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note), and (b) Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note). Note ratings are as follows: SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. SP-2 - Satisfactory capacity to pay principal and interest. SP-3 - Speculative capacity to pay principal and interest. Demand Bonds. S&P assigns "Dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put options (for example, "AAA/A-1+). For the newer "Demand Notes," S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+"). Moody's Corporate Bond Ratings Moody's ratings are as follows: Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of great amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers, 1, 2 and 3, in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class. B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any long period of time, may be small. Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's Note Ratings. Moody's Short-Term Loan Ratings - Moody's ratings for short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow: MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing. MIG 2 - This designation denotes high quality. Margins of protection are ample, although not so large as in the preceding group. MIG 3 - This designation denotes favorable quality. All security elements are accounted for, but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.



You may use the Investor Application and Request              INVESTMENT ADVISER
Forms included with this prospectus to invest                 Markman Capital Management, Inc.
directly in the Markman MultiFunds.  To obtain                6600 France Avenue South
additional applications, call 1-800-707-2771.                 Suite 565
The minimum direct investment is $25,000.                     Minneapolis, Minnesota 55435

If you want to invest less than $25,000, you may              ADMINISTRATOR AND TRANSFER AGENT
purchase the Markman MultiFunds through                       Countrywide Fund Services, Inc.
Charles Schwab & Company (1-800-266-5623)                     P.O. Box 5354
Fidelity Investments (1-800-544-7558), Jack White             Cincinnati, Ohio 45201-5354
and Company (1-800-323-3263), and Waterhouse
(1-800-934-4443). There is No Transaction Fee if you          CUSTODIAN
purchase from one of these discount brokers.                  Fifth Third Bank
                                                              38 Fountain Square Plaza
For additional forms or answers to any questions,             Cincinnati, Ohio 45202
call the Markman MultiFunds at 1-800-707-2771
between the hours of 8:30 AM and 5:00 PM EST.
(In Cincinnati: 513-629-2070).                                INDEPENDENT ACCOUNTANTS
                                                              Arthur Andersen LLP
For a current update on our views on the market               425 Walnut Street
and what funds are in each of the  portfolios                 Cincinnati, Ohio 45202
call the  Hotline  at 1-800-975-5463.
                                                              LEGAL COUNSEL
For updated fund prices as of the close of the                Sullivan & Worcester
previous day, call 1-800-536-8679.                            One Post Office Square
                                                              Boston, Massachusetts 02109
To order additional prospectuses call 1-800-232-4792.

Our Internet Home Page (for net asset values, current portfolios, and more) is www.markman.com


                                                                 March 31, 1997


                       STATEMENT OF ADDITIONAL INFORMATION

                             MARKMAN MULTIFUND TRUST

                                312 Walnut Street
                                   21st Floor
                             Cincinnati, Ohio 45202
                                 (800) 707-2771


This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the Prospectus of Markman MultiFund Trust (the "Trust"), dated March 31, 1997, as supplemented from time to time. The Statement of Additional Information should be read in conjunction with the Prospectus. The Trust's Prospectus may be obtained by writing to the Trust at the above address or by telephoning the Trust nationwide toll-free at 800-707-2771.

                                TABLE OF CONTENTS

                                                                       Page


I.           INVESTMENT OBJECTIVES AND POLICIES..................        3

II.          INVESTMENT RESTRICTIONS.............................        3

III.         TRUSTEES AND OFFICERS...............................        5

IV.          PRINCIPAL SECURITY HOLDERS..........................        7

V.           INVESTMENT MANAGER..................................        8




VI.          TRANSFER AGENT AND ADMINISTRATOR....................        9

VII.         REDEMPTION OF SHARES................................        10

VIII.        SPECIAL REDEMPTIONS.................................        10

IX.          CUSTODIAN...........................................        10

X.           PORTFOLIO TRANSACTIONS..............................        10

XI.          PERFORMANCE INFORMATION.............................        11

             A.  Total Return....................................        11
             B.  Non-Standardized Total Return...................        12
             C.  Other Information Concerning Fund Performance...        12

XII.         DESCRIPTION OF THE TRUST............................        18

XIII.        ADDITIONAL INFORMATION..............................        19

XIV.         FINANCIAL STATEMENTS.................................       20

                      I. INVESTMENT OBJECTIVES AND POLICIES

     Markman MultiFund Trust (the "Trust") is an open-end, diversified management investment company, registered as such under the Investment Company Act of 1940. The Trust currently consists of three separate portfolios (series), each with different investment objectives (the "Portfolios"). The Portfolios seek to achieve their investment objectives by investing in shares of other open-end investment companies ("mutual funds"). As of the date of this Statement of Additional Information, the Trust's series are:

     MARKMAN AGGRESSIVE ALLOCATION PORTFOLIO seeks capital appreciation without regard to current income.

     MARKMAN MODERATE ALLOCATION PORTFOLIO seeks long-term growth of capital and a reasonable level of income.

     MARKMAN CONSERVATIVE ALLOCATION PORTFOLIO seeks to provide current income and low to moderate growth of capital.


                           II. INVESTMENT RESTRICTIONS

     Fundamental Investment Policies. Each Portfolio has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of (1) 67% of more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio. These fundamental policies provide that a Portfolio may not:

     1. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests therein, except that a Portfolio may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

     2.  Make loans.

     3. Purchase the securities of an issuer if one or more of the Trustees or officers of the Trust individually owns more than one half of 1% of the outstanding securities of such issuer and together beneficially own more than 5% of such securities.

     4.  Make short sales of securities

     5. Invest in puts, calls, straddles, spreads or combinations there-of.

     6. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     7.  Purchase or acquire commodities or commodity contracts.

     8. Act as an underwriter of securities of other issuers except to the extent that in selling portfolio securities, it may be deemed to be an underwriter for purposes of the Securities Act of 1933.

     9. Issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur.

     10. Purchase or sell interests in oil, gas or other mineral leases, exploration or development programs (although it may invest in companies which own or invest in such interests).

     11. Invest more than 25% of its total assets in the securities of investment companies which themselves concentrate although each Portfolio will itself concentrate its investments in investment companies.

    As non-fundamental policies a Portfolio may not:

     1. Invest in securities for the purpose of exercising control over or management of the issuer.

     2. Purchase securities of any closed-end investment company or any investment company the shares of which are not registered in the United States.

     3. Invest in warrants, valued at the lower of cost or market value, in excess of 5% of the value of its net assets. Included within that amount, but not to exceed 2% of a Portfolio's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.

     4.  Invest in real estate limited partnerships.

     The mutual funds in which the Portfolios may invest may, but need not, have the same investment policies as a Portfolio. Although all of the Funds may from time to time invest in shares of the same underlying mutual fund, the percentage of each Portfolio's assets so invested may vary, and the Portfolios' investment adviser will determine that such investments are consistent with the investment objectives and policies of each Portfolio. The investments that may, in general, be made by underlying funds in which the Portfolios may invest, as well as the risks associated with such investments, are described in the Prospectus and in the Appendix to the Prospectus.


                           III. TRUSTEES AND OFFICERS

     The following is a list of the Trustees and executive officers of the Trust and their aggregate compensation from the Trust for the fiscal year ended December 31, 1996. As described below, certain of the executive officers of the Trust are affiliates of organizations that provide services to the Trust. These organizations are Markman Capital Management, Inc., the Portfolios' investment adviser, and Countrywide Fund Services, Inc., the Portfolios' transfer agent and administrator. Emilee Markman is married to Robert J. Markman.


                                                                                 COMPENSATION
NAME                                AGE              POSITION HELD               FROM TRUST
----                                ---              -------------               ----------


 Richard Edwin Dana                 50               Trustee                   $   6,000
+Peter Dross                        40               Trustee                       6,000
*Judith E. Fansler                  46               Trustee                           0
+Susan Gale                         44               Trustee                       6,000
 Susan M. Lindgren                  32               Trustee                       6,000
*Richard W. London                  54               Trustee                           0
 Melinda S. Machones                42               Trustee                       6,000
*Emilee Markman                     43               Trustee                       6,000
*Robert J. Markman                  45               Chairman of the Board             0
                                                     of Trustees and President
+Michael J. Monahan                 46               Trustee                       6,000
 Robert G. Dorsey                   40               Vice President                    0
 John F. Splain                     40               Secretary                         0
 Mark J. Seger                      35               Treasurer                         0

* An "interested person" of the Trust as such term is defined in the Investment Company Act of 1940.
+        Member of Audit Committee.

         The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         SUSAN M. LINDGREN, 5560 Nathan Lane #1, Plymouth, Minnesota 55442 -President/Sole Proprietor, Anything is Possible and kidvironments, Andover, Minnesota (Anything is Possible is a consulting firm offering customized experiential work shops for personal effectiveness, team building and leadership; kidvironments creates custom interior and exterior environments for children of any age) (August 1994-Present); Contract Employee, Lifespring, San Rafael, California (Lifespring offers experiential personal effectiveness courses internationally) (August 1994-Present); Executive Vice President, Personal Empowerment Resource Center! ("PERC!"), Minneapolis, Minnesota (PERC! offered experiential personal effectiveness courses) (April 1992-July 1994).

         RICHARD EDWIN DANA, 748 Goodrich Avenue, Saint Paul, Minnesota 55105 -Managing Member, JET Construction and Remodeling L.L.C.

         PETER DROSS, 3807 Xerxes Avenue South, Minneapolis, Minnesota 55410 -Director of Development, The Center for Victims of Torture, Minneapolis, Minnesota (provider of treatment and rehabilitation services to survivors of politically-motivated torture)(May 1993-Present); Executive Director, Minneapolis Chamber Symphony (September 1990-December 1992).

         JUDITH E. FANSLER, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Operating Officer, Markman Capital Management, Inc.

         SUSAN GALE, 235 King Creek Road, Golden Valley, Minnesota 55416 -Homemaker.

         RICHARD W. LONDON, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- Chief Financial Officer, Markman Capital Management, Inc.

         MELINDA S. MACHONES, 2138 Ponderosa Circle, Duluth, Minnesota 55811 -Director of Information Technologies, The College of St. Scholastica (December 1994 to Present); Principal, INDUS Systems (computer consulting) (September 1993-Present); Manager, International Business Machines Corporation (1977-1993).

         EMILEE MARKMAN, 5320 Kellogg Avenue South, Edina, Minnesota 55425 -Student (January 1994 - Present); Registered Representative, American Asset Management, Inc. (April 1990 - December 1993).

         ROBERT J. MARKMAN, 6600 France Avenue South, Suite 565, Edina, Minnesota 55435 -- President, Treasurer and Secretary, Markman Capital Management, Inc.

         MICHAEL J. MONAHAN, One Shelby Place, St. Paul, Minnesota 55116 -- Vice President, External Relations, Ecolab, Inc. (June 1994 - Present) (provider of premium institutional cleaning and sanitizing products and services worldwide); Vice President, Investor Relations, Ecolab, Inc. (May 1992 - June 1994); Director, Strategic Planning, Ecolab, Inc. (July 1989 - May 1992).


         ROBERT G. DORSEY, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- President and Treasurer of Countrywide Fund Services, Inc. (a registered transfer agent) and Treasurer of Countrywide Investments, Inc. (a registered broker-dealer and the Trust's principal underwriter) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc. and Countrywide Fund Services, Inc.). He is also Vice President of Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds and Assistant Vice President of Williamsburg Investment Trust, The Tuscarora Investment Trust, Schwartz Investment Trust, Fremont Mutual Funds, Inc., The Gannett Welsh & Kotler Funds and Interactive Investments (all of which are registered investment companies).

         JOHN F. SPLAIN, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- Secretary and General Counsel of Countrywide Investments, Inc. and

Countrywide Financial Services, Inc. and Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc. He is also Secretary of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, The Tuscarora Investment Trust, Williamsburg Investment Trust, Maplewood Investment Trust, a series company, and The Thermo Opportunity Fund, Inc. and Assistant Secretary of Schwartz Investment Trust, Fremont Mutual Funds, Inc., Capitol Square Funds, The Gannett Welsh & Kotler Funds and Interactive Investments (all of which are registered investment companies).

         MARK J. SEGER, 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45201 -- Vice President and Fund Controller of Countrywide Fund Services, Inc. He is also Treasurer of Countrywide Investment Trust, Countrywide Tax-Free Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, PRAGMA Investment Trust, Williamsburg Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc. and Capitol Square Funds, Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds and Interactive Investments and Assistant Secretary of Fremont Mutual Funds, Inc.


         The Trustees who are not employed by the Adviser each receive a $3,000 annual retainer to be paid $750 per quarter, plus a $750 fee for each Board meeting attended.

         The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved as a result of their positions with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust and its Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                         IV. PRINCIPAL SECURITY HOLDERS

         As of March 21, 1997, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, owned of record 19.7% of the outstanding shares of the Markman Aggressive Allocation Portfolio, 18.9% of the outstanding shares of the Markman Moderate Allocation Portfolio and 9.6% of the outstanding shares of the Markman Conservative Allocation Portfolio.

         As of March 21, 1997, the Trustees and officers of the Trust as a group owned of record and beneficially less than 1% of the outstanding shares of the Trust and of each Portfolio.

                              V. INVESTMENT MANAGER

         Markman Capital Management, Inc. ("Markman Capital") serves as investment manager to the Trust and its Portfolios pursuant to a written investment management agreement. Markman Capital is a Minnesota corporation organized in 1990, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Robert J. Markman, Chairman of the Board of Trustees and President of the Trust, is President, Treasurer and Secretary of Markman Capital. Richard W. London and Judith E. Fansler, employees of Markman Capital, also serve as Trustees of the Trust.


         Certain services provided by Markman Capital under the investment management agreement are described in the Prospectus. In addition to those services, Markman Capital may, from time to time, provide the Portfolios with office space for managing their affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided without reimbursement by the Portfolios for any costs incurred. As compensation for its services, each Portfolio pays Markman Capital a fee based upon average daily net asset value. This fee is computed daily and paid monthly. The rate at which the fee is paid is described in the Prospectus. For the fiscal year ended December 31, 1996, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $847,620, $772,803 and $270,354, respectively. For the fiscal period ended December 31, 1995, the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio paid advisory fees of $173,422, $202,419 and $38,783, respectively.


         Markman Capital pays out of the investment management fees it receives from the Portfolios, all the expenses of the Portfolios except brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees of the Trust and extraordinary expenses. Markman Capital is contractually required to reduce its management fee in an amount equal to each Portfolio's allocable portion of the fees and expenses of the noninterested Trustees. The investment management agreement with Markman Capital provides that if the total expenses of a Portfolio in any fiscal year exceed the permissible limits applicable to the Portfolio in any state in which shares of the Portfolio are then qualified for sale, the compensation due Markman Capital for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof at the time such compensation is payable after the end of each calendar month during such fiscal year of the Portfolio, subject to readjustment during the Portfolio's fiscal year.

         By its terms, the Trust's investment management agreement remains in effect from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Portfolio's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment management agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Portfolio's outstanding voting securities, or by Markman Capital. The investment management agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                      VI. TRANSFER AGENT AND ADMINISTRATOR

         The Board of Trustees of the Trust has approved an Administration, Accounting and Transfer Agency Agreement among the Trust, Countrywide Fund Services, Inc. ("Countrywide") and Markman Capital. Pursuant to such Agreement, Countrywide serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. Countrywide also calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of the Trust and its Portfolios provided by Countrywide include among other things (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission and state securities commissions and (iii) general supervision of the operation of the Trust and its Portfolios, including coordination of the services performed by Markman Capital, the custodian, independent accountants, legal counsel and others. In addition, Countrywide furnishes office space and facilities required for conducting the business of the Trust and pays the compensation of the Trust's officers and employees affiliated with Countrywide. For these services, Countrywide receives from Markman Capital out of the investment advisory fee paid to Markman Capital by each Portfolio a fee, as described under "The Administrator" in the Prospectus. For the fiscal year ended December 31, 1996, Markman Capital paid fees of $283,773 to Countrywide. Countrywide also receives reimbursement for certain out-of-pocket expenses incurred in rendering such services.

         Countrywide is a wholly-owned subsidiary of Countrywide Financial Services, Inc., which in turn is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide and its affiliates currently provide administrative and distribution services for certain other registered investment companies. The Portfolios will not invest in these funds or in any other fund which may in the future be affiliated with Countrywide or any of its affiliates. The principal business address of Countrywide is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-5354.



                            VII. REDEMPTION OF SHARES

         Detailed information on redemption of shares is included in the Prospectus. The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may permit for the protection of shareholders of the Trust.


                            VIII. SPECIAL REDEMPTIONS

         If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, that Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities (mutual fund shares) from the portfolio of that Portfolio, instead of in cash, in conformity with applicable rules of the Securities and Exchange Commission. The Trust will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.


                                  IX. CUSTODIAN

         Pursuant to a Custodian Agreement between the Trust, The Fifth Third Bank and Markman Capital, The Fifth Third Bank provides custodial services to the Trust and each of the Portfolios. The principal business address of The Fifth Third Bank is 38 Fountain Square Plaza, Cincinnati, Ohio 45202.


                            X. PORTFOLIO TRANSACTIONS

         Markman Capital is responsible for decisions to buy and sell securities for the Portfolios and for the placement of the Portfolios' portfolio business and negotiation of commissions, if any, paid on these transactions.

         The Portfolios will arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.


                        XI.  PERFORMANCE INFORMATION

A.  TOTAL RETURN

         From time to time, quotations of a Portfolio's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

         Total return is computed by finding the average annual compounded rates of return over the designated periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

Where:

  P =             a hypothetical initial payment of $1,000
  T =             average annual total return
  n =             number of years
ERV =             ending  redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

    The  calculation set forth above is based on the further  assumptions  that:
(i) all dividends and distributions of a Portfolio during the period were reinvested at the net asset value on the reinvestment dates; and (ii) all recurring expenses that were charged to all shareholder accounts during the applicable period were deducted.

         Total returns quoted in advertising reflect all aspects of a Portfolio's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Portfolio's net asset value per share
(NAV) over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual return rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Portfolio's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Portfolio.

         The average annual total returns of the Portfolios for the one year period ended December 31, 1996 and for the period since inception (January 26, 1995) are as follows:

                                                    One Year    Since Inception

         Aggressive Allocation Portfolio              11.7%           22.1%

         Moderate Allocation Portfolio                11.1%           18.5%

         Conservative Allocation Portfolio            13.4%           16.4%


B.  NONSTANDARDIZED TOTAL RETURN

         In addition to the performance information described above, a Portfolio may provide total return information for designated periods, such as for the most recent rolling six months or most recent rolling twelve months. A Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.

         The total returns of the Portfolios for the period from the initial public offering of shares on January 26, 1995 through December 31, 1996 were 46.58%, 38.34% and 33.82% for the Markman Aggressive Allocation Portfolio, the Markman Moderate Allocation Portfolio and the Markman Conservative Allocation Portfolio, respectively.


C.  OTHER INFORMATION CONCERNING FUND PERFORMANCE

         A Portfolio may quote its performance in various ways, using various types of comparisons to market indices, other funds or investment alternatives, or to general increases in the cost of living. All performance information supplied by a Portfolio in advertising is historical and is not intended to indicate future returns. A Portfolio's share prices and total returns fluctuate in response to market conditions and other factors, and the value of a Portfolio's shares when redeemed may be more or less than their original cost.

         A Portfolio may compare its performance over various periods to various indices or benchmarks, including the performance record of the Standard & Poor's 500 Composite Stock Price Index (S&P), the Dow Jones Industrial Average (DJIA), the NASDAQ Industrial Index, the Ten Year Treasury Benchmark and the cost of living (measured by the Consumer Price Index, or CPI) over the same period. Comparisons may also be made to yields on certificates of deposit, treasury instruments or money market instruments. The comparisons to the S&P and DJIA show how such Portfolio's total return compared to the record of a broad average of common stock prices (S&P) and a narrower set of stocks of major industrial companies (DJIA). The Portfolio may have the ability to invest in securities or underlying funds not included in either index, and its investment portfolio may or may not be similar in composition to the indices. Figures for the S&P and DJIA are based on the prices of unmanaged groups of stocks, and unlike the Portfolio's returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

         Comparisons may be made on the basis of a hypothetical initial investment in the Portfolio (such as $1,000), and reflect the aggregate cost of reinvested dividends and capital gain distributions for the period covered (that is, their cash value at the time they were reinvested). Such comparisons may also reflect the change in value of such an investment assuming distributions are not reinvested. Tax consequences of different investments may not be factored into the figures presented.

         A Portfolio's performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives.

         Other groupings of funds prepared by Lipper Analytical Services, Inc. ("Lipper") and other organizations may also be used for comparison to the Portfolio. Although Lipper and other organizations such as Investment
Company Data, Inc. ("ICD"), CDA Investment Technologies, Inc. ("CDA") and Morningstar Investors, Inc. ("Morningstar"), include funds within various classifications based upon similarities in their investment objectives and policies, investors should be aware that these may differ significantly among funds within a grouping.

         From time to time a Portfolio may publish the ranking of the performance of its shares by Morningstar, an independent mutual fund monitoring service that ranks mutual funds, including the Portfolio, in broad investment categories (equity, taxable bond, tax-exempt and other) monthly, based upon each Portfolio's one, three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Portfolio performance relative to three-month U.S. treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five ranking categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1). Ten percent of the funds, series or classes in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and the bottom 10% receive one star.

         From time to time, in reports and promotional literature, a Portfolio's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper's "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on approximately 1,700 fixed income mutual funds in the United States. Ibbotson Associates, CDA Wiesenberger and F.C. Towers are also used for comparison purposes as well as the Russell and Wilshire Indices. Comparisons may also be made to Bank Certificates of Deposit, which differ from mutual funds, such as the Portfolios, in several ways. The interest rate established by the sponsoring bank is fixed for the term of a CD, there are penalties for early withdrawal from CDs, and the principal on a CD is insured. Comparisons may also be made to the 10 year Treasury Benchmark.

         Performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's, Barron's, etc.
will also be used.

         Ibbotson Associates of Chicago, Illinois (Ibbotson) and others provide historical returns of the capital markets in the United States. A Portfolio may compare its performance to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries. A
Portfolio may discuss the performance of financial markets and indices over various time periods.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-valueweighted index of the ninth and tenth decimals of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index which includes nearly all Aaa- and Aa-rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter.
Inflation rates are based on the CPI.


         Other widely used indices that the Portfolios may use for comparison purposes include the Lehman Bond Index, the Lehman Aggregate Bond Index, The Lehman GNMA Single Family Index, the Lehman Government/Corporate Bond Index, the Salomon Brothers Long-Term High Yield Index, the Salomon Brothers Non-Government Bond Index, the Salomon Brothers Non-U.S. Government Bond Index, the Salomon Brothers World Government Bond Index and the J.P. Morgan Government Bond Index. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

         The Portfolios may also discuss in advertising the relative performance of various types of investment instruments, such as stocks, treasury securities and bonds, over various time periods and covering various holding periods. Such comparisons may compare these investment categories to each other or to changes in the CPI.

         A Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, the investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

         The Portfolios may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually, compounded monthly, would have an after-tax value of $2,009 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,178 after ten years, assuming tax was deducted at a 31% rate from the deferred earnings at the end of the ten year period.

         Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolios, including reprints of, or selections from, editorials or articles about the Portfolio. These editorials or articles may include quotations of performance from other sources such as Lipper or Morningstar. Sources for Portfolio performance information and articles about the Portfolios may include the following:

         Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

         Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

         Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

         CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

         Changing Times. The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

         Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

         Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

         Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

         Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

         IBC/Donoghues' Money Fund Report, a weekly publication of the Donoghue Organization, Inc. of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government
Money Fund Average."

         Ibbotson  Associates,   Inc.,  a  company  specializing  in  investment
research and data.

         Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

         Investor's Daily, a daily newspaper that features financial, economic, and business news.

         Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

         Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

         Mutual Fund Values, a bi-weekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance, risk and portfolio characteristics.

         The New York Times, a nationally distributed newspaper which regularly covers financial news.

         Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

         Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

         Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

         USA Today, a nationally distributed newspaper.

         U.S. News and World Report, a national business weekly that periodi-cally reports mutual fund performance data.

         Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly covers financial news.

         Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' background, management policies, salient features, management results, income and dividend records, and price ranges.

         Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

         When comparing yield, total return and investment risk of shares of a Portfolio with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Portfolios. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Portfolio's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

         The performance of the Portfolios is not fixed or guaranteed. Performance quotations should not be considered to be representative of performance of a Portfolio for any period in the future. The performance of a Portfolio is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions, purchases and sales of underlying funds, sales and redemptions of shares of beneficial interest, and changes in operating expenses are all examples of items that can increase or decrease a Portfolio's performance.


                          XII. DESCRIPTION OF THE TRUST

         The Trust is an open-end, diversified series management investment company established as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated September 7, 1994.

         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest in an unlimited number of series (each, a "Series"), each share without par value. Currently, the Trust consists of three Series. Each share in a particular Series represents an equal proportionate interest in that Series with each other share of that Series and is entitled to such dividends and distributions as are declared by the Trustees of the Trust. Upon any liquidation of a Series, shareholders of that Series are entitled to share pro rata in the net assets of that Series available for distribution. Shareholders in one of the Series have no interest in, or rights upon liquidation of, any of the other Series.

         The Trust will normally not hold annual meetings of shareholders to elect Trustees. If less than a majority of the Trustees of the Trust holding office have been elected by shareholders, a meeting of shareholders of the Trust will be called to elect Trustees. Under the Declaration of Trust of the Trust and the Investment Company Act of 1940, the record holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by votes cast in person or by proxy at a meeting called for the purpose or by a written declaration filed with the Trust's custodian bank. Except as described above, the Trustees will continue to hold office and may appoint successor Trustees.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolios or the Trustees. The Declaration of Trust of the Trust provides for indemnification out of the Trust's property for all loss and expense of any shareholder held personally liable for obligations of the Trust and its Portfolios. Accordingly, the risk of a shareholder of the Trust incurring a financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The likelihood of such circumstances is remote.


                          XIII. ADDITIONAL INFORMATION

                  The Prospectus and this Statement of Additional Information do not contain all of the information included in the Trust's Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the securities offered hereby. Certain portions of the Registration Statement have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. Such Registration Statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

         Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any agreement or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such agreement or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

THE MARKMAN MULTIFUNDS

ANNUAL REPORT
DECEMBER 31, 1996

HILLEL ON THE MARKET

1997: WILL LOWER RISK MEAN HIGHER GAIN?

UPDATES ON CONSERVATIVE, MODERATE, AGGRESSIVE PORTFOLIOS

Why is this man smiling?

photographic image of Bob Markman

PPESIDENT'S MESSAGE

Photographic image of Bob Markman

Bob Markman
CEO & President
The Markman MultiFunds

Dear Fellow Investors,

Wait a second.
What is wrong with that picture? The guy is worried about the market; his caution has caused his Funds to lag in 1996. So, yeah, why is this man smiling?

The answer is simple: While I foresee a difficult year for the overall market, there are, at the same time, opportunities for significant gains in areas with more limited downside. More upside, less risk - I can't wait.

Of course, the minute I make a statement like that, our attorneys start reaching for the Tagamet, so let me explain and put it in context.

THE GOLDEN RULE:

IN ANCIENT TIMES, A STUDENT ASKED THE GREAT JEWISH SAGE HILLEL WHAT THE TRUE MESSAGE WAS OF THE SCRIPTURES. HILLEL REPLIED, "THERE IS ONLY ONE MESSAGE, `LOVE THY NEIGHBOR.' ALL ELSE IS COMMENTARY." THE GOLDEN RULE FOR US IS "BUY LOW, SELL HIGH." ALL ELSE IS COMMENTARY.

Long term, prudent investing is, has always been, and always will be, grounded in the concept of buying an asset at a bargain price and selling it when it is overvalued - or at least fully valued.

This sounds simple enough on the surface until we confront the fact that discussions and disagreements on full, fair, under and overvaluations are the everyday coin of Wall Street, with thousands of differing opinions proclaimed daily. Every trade on every stock is a microcosm inwhich one side says "cheap," the other says "dear." So the "truth" about values is elusive and difficult to determine.

Only children, fools (and perhaps most baby boomers) believe that the world was created fresh for them, with new rules designed to create maximum fun, ease, and pleasure. The more unpleasant, dull, and realistic view of life is that we all exist within an historic context; there are rules, norms, and long-established processes.

Certainly change does occur. One can profit handsomely by recognizing when and where it does, but there is good reason why smart investors know that the four most dangerous words in the investment world are "this time it's different."

So a good starting point for cutting through all the noise of the marketplace to attempt to recognize value is always to understand the historic context of the situation. What can previous experiences about valuations, sentiment, and cycles tell us about where we are now and what we might prudently do?

Buy low, sell high. Buy low, sell high. Buy low, sell high. Buy low, sell high. Buy low, sell high. Buy low, sell high.

Regression to the Mean: THE FIRST SHOE DROPS

In my last quarterly report to you (September 30, 1996), I laid out the case that, given long-term historic ranges of returns, we are likely entering the tail end of this incredible bull market. I made the point that the bloated returns achieved by some funds over the past three to five years were simply unsustainable. I specifically pointed out that:

"Risks are particularly acute in those funds that pursue aggressive momentum strategies."

Accordingly, we cut way back on those holdings and noted in our report that in our Aggressive Fund we eliminated eight small and mid-cap aggressive funds. And what indeed happened? In a quarter of otherwise excellent returns, none of these funds managed to show a gain; some sank like stones:

----------------------------------------------------
GRAVITY WORKS

Perkins Opportunity                  Down      12.3%
IAI Emerging Growth                  Down      11.7%
Van Wagoner Emerging Growth          Down      10.9%
PBHG Growth                          Down       6.9%
Navallier Aggressive Small Cap       Down       6.7%
Parkstone Small Cap                  Down       3.9%
Scudder Development                  Down       2.8%
Warburg Pincus Post Venture          Down       1.9%

Average loss of aggressive
     funds sold                      Down       7.14%

Gain of Markman Aggressive
     Growth Fund in 4th Quarter      Up        +6.22%

These are all good (some excellent) funds with
experienced capable and, in some cases, brilliant
managers. We do NOT mean to imply that we are smarter
than they are. WE'RE NOT. Our only point is that nature
commands even the most magnificent high-flying bird to
return to earth eventually.
----------------------------------------------------

The S&P and the Dow: THE OTHER SHOE WILL DROP

The aggressive small cap momentum funds moved furthest, fastest. So they began to experience regression to the mean first. But the big blue chip stocks that are propelling the Dow and S&P 500 are not immune from this immutable law of market physics either. As we begin the new year, we are in the midst of a late stage blue chip feeding frenzy; a buying panic just as mindless in its own way as the momentum buying of last spring. This, too, will end badly. Perhaps not in a vicious decline, but certainly in a way that causes expectations of index fund investors to be crushed.

But I'm smiling.

Even in the midst of stumbling momentum stocks and stalling blue chips, I see exciting upside opportunities in several areas that will, I believe, help our portfolios achieve impressive performance this year. Here's a quick look at two:

A Sampling:

REAL ESTATE FUNDS

Funds that invest in real estate investment trusts (REITS) have begun to significantly outperform after an extended slumber. While they began to do well again earlier in 1996, the real acceleration began just a month or so ago. What's behind this? First, while the market begins to show concerns about the prospect for earnings and cash flow in the blue chip sector, we are in a period of strong earnings and cash flow for REITS. Fundamentally, the wind is at our back here. Second, because the underlying "product" of a REIT is a real piece of property, the movement of REIT prices does not always change in lockstep with the market as a whole. They have historically provided stabilizing diversification -- an attractive trait in a potentially rocky year. Third, REITS sport healthy yields of 4-7%, very attractive compared to the less than 2% offered by blue chips today. Because of their defensive nature and high yield, REITS are seeing investment dollars flow to them that normally, in other times like this, would have gone to utility stocks. Increased cash flow into a sector never hurts it, and the significance and potential of increased attention and direction of dollars loom large when you consider one amazing fact: AS THE NEW YEAR BEGAN, THE MARKET CAP OF ONE BLUE CHIP, MERCK, WAS 50% GREATER THAN THE COMBINED MARKET CAP OF ALL PUBLICLY TRADED REITS.



S&P 500                  +70%
Cohen & Steers Realty    +42%

[mountain chart representing comparative performance of S&P 500 vs.
Cohen & Steers Realty from January 1994 through December 1996]

REITS (as illustrated by C&S Realty, a fund we consider the best run overall in the sector) have lagged the broad market by a wide margin over the past three years. We think it's time for some "catch up."


S&P 500
Cohen & Steers Realty

[mountain chart representing comparative performance of S&P 500 vs. Cohen & Steers Realty from January 1996 through December 1996]

1996 was a good year for REITS, but the outperformance only began as recently as December. We think we're still in the early stages of the catch-up move.

SMALL CAP VALUE

We have recently made additions to another area that we believe will produce excellent risk-adjusted returns in 1997 and beyond: small cap value.

The seemingly inexorable rise in the dozen market-leading large cap growth stocks has left many small caps in a sleepy and relatively stagnant backwater. This is more a result of current fad and fashion than a reflection of the underlying relative merits the two groups. From just about any perspective, historic price earnings ratios, price-to-book, earnings growth, etcetera, "bargains" in the small cap arena far exceed those in the narrow list of blue chip high fliers.

Does that mean small caps must revive and begin to outperform their larger brethren? We believe that while markets may act irrationally and inefficiently in the short term, over the long haul we can expect efficient and rational relationships. As you can see from the accompanying charts, blue chips (as represented by the S&P 500) have moved well ahead of small caps (Russell 2000). At some point (next week? next year?) the lines will begin to move closer, probably due to some combination of strength in small caps and weakness in blue chips. Thus, in a market that the casual observer sees as troubled, we may be experiencing attractive gains. This should be especially noticeable in the low PE, non-momentum value end of the small cap spectrum.



S&P 500                   +70%
Russell 2000              +39%

[mountain chart representing comparative performance of S&P 500 vs.
Russell 2000 from January 1994 through December 1996]

Over the past three years, the large caps (S&P 500) have zoomed ahead of the small caps (Russell 2000). Long-term historic relationships indicate that this is an unrealistic margin, one that is likely to narrow at some point.



S&P 500                   +23%
Russell 2000              +15%

[mountain chart representing comparative performance of S&P 500 vs.
Russell 2000 from January 1996 through December 1996]

Relative performance between large cap and small cap widened enormously in 1996. When these lines get closer (as they are likely to do) it will mean superior small cap performance.


In conclusion, we fully expect 1997 to be "pay back time" for those shareholders who have shown the patience that is the hallmark of all long-term investors.

/s/ Bob Markman

MANAGEMENT'S DISCUSSION OF PERFORMANCE

A representation of the graphic material contained in the Markman Multifund Trust's December 31, 1996 Annual Report is set forth below.


1.   Growth of $10,000 invested on 1/31/95

DATE          MARKMAN CONSERVATIVE   LEHMAN INTERMEDIATE       LIPPER BALANCED
                  GROWTH FUND          GOVERNMENT BOND           FUND INDEX
                                          INDEX


1/31/95             10000                 10000                       10000
                    10140                 10125                       10032
                    10150                 10152                       10057
                    10140                 10230                       10094
                    10200                 10276                       10195
                    10040                 10197                       10143
                    10160                 10362                       10247
                    10190                 10384                       10237
                    10270                 10500                       10263
                    10350                 10542                       10302
                    10380                 10577                       10362
                    10390                 10597                       10382
                    10430                 10662                       10369
                    10600                 10828                       10500
                    10680                 10908                       10530
                    10630                 10873                       10527
                    10710                 11007                       10659
                    10780                 11065                       10692
                    10800                 11105                       10729
                    10900                 11210                       10742
                    10870                 11200                       10761
                    11070                 11415                       10814
                    11150                 11456                       10781
                    11030                 11293                       10685
                    11190                 11439                       10709
                    11180                 11434                       10739
                    11180                 11404                       10699
                    11250                 11447                       10724
                    11250                 11487                       10789
                    11420                 11667                       10846
                    11550                 11834                       10903
                    11550                 11788                       10867
                    11530                 11794                       10852
                    11510                 11792                       10934
                    11550                 11855                       10978
                    11490                 11815                       10961
                    11390                 11781                       11009
                    11490                 11883                       11038
                    11440                 11906                       11066
                    11490                 12001                       11078
                    11670                 12124                       11115
                    11760                 12254                       11160
                    11730                 12231                       11168
                    11650                 12166                       11182
                    11760                 12266                       11241
                    11832                 12325                       11255
                    11735                 12200                       11290
                    11810                 12300                       11306
                    11950                 12405                       11308
                    12198                 12671                       11352
                    12294                 12758                       11394
                    12241                 12625                       11282
                    12273                 12607                       11233
                    12380                 12703                       11250
                    12241                 12547                       11151
                    12359                 12644                       11179
                    12391                 12614                       11137
                    12423                 12541                       11076
                    12456                 12599                       11156
                    12553                 12645                       11167
                    12671                 12705                       11157
                    12617                 12487                       11092
                    12789                 12809                       11175
                    12897                 12899                       11187
                    12886                 12824                       11161
                    12864                 12869                       11128
                    12832                 12816                       11150
                    12692                 12785                       11160
                    12746                 12890                       11254
                    12596                 12643                       11160
                    12337                 12411                       11252
                    12413                 12491                       11257
                    12359                 12448                       11244
                    12520                 12885                       11378
                    12542                 12850                       11388
                    12628                 12898                       11393
                    12671                 12889                       11341
                    12660                 12783                       11307
                    12735                 13085                       11396
                    12725                 13125                       11368
                    12768                 13204                       11438
                    12875                 13428                       11522
                    12864                 13424                       11515
                    12886                 13500                       11550
                    12843                 13358                       11557
                    12940                 13729                       11663
                    13058                 13852                       11705
                    13133                 13930                       11717
                    13209                 14113                       11765
                    13176                 13914                       11717
                    13155                 13797                       11710
                    13273                 13991                       11710
12/31/96            13382                 13940                       11706

Past performance is not predictive of future performance.


2.   Growth of $10,000 invested on 1/31/95

DATE           MARKMAN MODERATE         S&P 500                 LIPPER EQUITY
                 GROWTH FUND                                   INCOME FUND INDEX


1/31/95             10000                10000                      10000
                    10220                10229                      10136
                    10270                10276                      10200
                    10220                10283                      10254
                    10320                10389                      10321
                    10240                10285                      10212
                    10340                10521                      10376
                    10350                10569                      10397
                    10440                10763                      10560
                    10550                10826                      10681
                    10590                10822                      10681
                    10580                10873                      10741
                    10630                11011                      10816
                    10730                11222                      10975
                    10840                11310                      11072
                    10860                11232                      10988
                    10860                11448                      11148
                    10970                11447                      11180
                    11040                11526                      11198
                    11180                11689                      11275
                    11130                11711                      11291
                    11420                11971                      11515
                    11590                12049                      11561
                    11430                11917                      11471
                    11740                12120                      11615
                    11600                12067                      11645
                    11670                12070                      11597
                    11710                12042                      11641
                    11660                12087                      11707
                    11980                12320                      11899
                    12140                12610                      12112
                    12150                12602                      12087
                    12160                12671                      12091
                    12060                12606                      12088
                    12120                12652                      12130
                    12160                12667                      12061
                    12060                12594                      11941
                    12130                12707                      12061
                    12120                12782                      12111
                    12140                13028                      12322
                    12340                13196                      12458
                    12440                13388                      12613
                    12390                13411                      12656
                    12280                13274                      12600
                    12390                13354                      12704
                    12395                13456                      12815
                    12241                13241                      12653
                    12483                13351                      12723
                    12659                13593                      12876
                    13033                14163                      13243
                    13110                14297                      13335
                    13110                14141                      13214
                    13176                14285                      13202
                    13253                14279                      13361
                    13033                14008                      13173
                    13121                14192                      13314
                    13099                14191                      13340
                    13132                14098                      13250
                    13154                14116                      13285
                    13286                14182                      13335
                    13496                14322                      13436
                    13320                13982                      13189
                    13683                14595                      13582
                    13804                14764                      13713
                    13694                14664                      13644
                    13716                14793                      13693
                    13595                14638                      13622
                    13309                14661                      13612
                    13452                14749                      13666
                    13165                14362                      13417
                    12516                13833                      13084
                    12615                13954                      13138
                    12560                13894                      13087
                    12868                14639                      13575
                    12813                14603                      13544
                    12835                14676                      13643
                    12945                14675                      13654
                    12879                14485                      13551
                    13088                15044                      13888
                    13143                15193                      13952
                    13198                15201                      13987
                    13364                15560                      14251
                    13342                15571                      14229
                    13353                15714                      14368
                    13231                15436                      14211
                    13452                16126                      14601
                    13540                16318                      14779
                    13584                16476                      14889
                    13716                16801                      15136
                    13617                16423                      14925
                    13551                16187                      14767
                    13716                16639                      15021
12/31/96            13834                16469                      15036

Past performance is not predictive of future performance.


3. Growth of $10,000 invested on 1/31/95

DATE           MARKMAN AGGRESSIVE        S&P 500             LIPPER GROWTH
                  GROWTH FUND                                 FUND INDEX


1/31/95             10000                 10000                 10000
                    10250                 10229                 10215
                    10270                 10276                 10329
                    10190                 10283                 10368
                    10230                 10389                 10371
                    10160                 10285                 10315
                    10300                 10521                 10510
                    10330                 10569                 10558
                    10590                 10763                 10783
                    10450                 10826                 10728
                    10620                 10822                 10827
                    10480                 10873                 10790
                    10720                 11011                 10986
                    10780                 11222                 11133
                    11010                 11310                 11293
                    11190                 11232                 11274
                    11000                 11448                 11318
                    11230                 11447                 11443
                    11440                 11526                 11568
                    11800                 11689                 11843
                    11620                 11711                 11745
                    12190                 11971                 12194
                    12530                 12049                 12350
                    12170                 11917                 12060
                    12710                 12120                 12416
                    12420                 12067                 12312
                    12620                 12070                 12416
                    12710                 12042                 12469
                    12560                 12087                 12419
                    13070                 12320                 12820
                    13250                 12610                 13021
                    13220                 12602                 12972
                    13190                 12671                 12931
                    12900                 12606                 12740
                    12930                 12652                 12836
                    13060                 12667                 12809
                    12950                 12594                 12730
                    12950                 12707                 12852
                    12840                 12782                 12827
                    12690                 13028                 12836
                    13050                 13196                 13082
                    13080                 13388                 13173
                    12960                 13411                 13049
                    12900                 13274                 12945
                    13030                 13354                 13030
                    12931                 13456                 13117
                    12720                 13241                 12858
                    13087                 13351                 13103
                    13298                 13593                 13294
                    13777                 14163                 13768
                    13776                 14297                 13862
                    13810                 14141                 13794
                    13866                 14285                 13843
                    13833                 14279                 13926
                    13632                 14008                 13758
                    13677                 14192                 13827
                    13632                 14191                 13810
                    13710                 14098                 13802
                    13855                 14116                 13868
                    14133                 14182                 13979
                    14511                 14322                 14161
                    14322                 13982                 13882
                    14945                 14595                 14401
                    15135                 14764                 14514
                    14868                 14664                 14335
                    14823                 14793                 14419
                    14589                 14638                 14316
                    14100                 14661                 14172
                    14322                 14749                 14272
                    13888                 14362                 13880
                    12942                 13833                 13230
                    13098                 13954                 13394
                    12965                 13894                 13348
                    13443                 14639                 14040
                    13321                 14603                 13989
                    13298                 14676                 14023
                    13432                 14675                 14111
                    13298                 14485                 13960
                    13655                 15044                 14448
                    13755                 15193                 14596
                    13799                 15201                 14675
                    14055                 15560                 15015
                    14033                 15571                 15035
                    14022                 15714                 15021
                    13777                 15436                 14752
                    14155                 16126                 15321
                    14311                 16318                 15479
                    14356                 16476                 15559
                    14534                 16801                 15826
                    14356                 16423                 15602
                    14278                 16187                 15353
                    14478                 16639                 15610
12/31/96            14658                 16469                 15527

Past performance is not predictive of future performance.


By its very nature, a fund of funds such as the Markman MultiFund Trust will tend to have a portfolio that is much more diversified than the contents of most single market averages. There will be times when that diversification leads to either a short period of out-performance or under-performance. The theory is that over extended market cycles, a broadly diversified portfolio may produce superior risk-adjusted returns. The Funds' first 23 months of existence were marked by a sharp and steady advance in the S&P 500. Not only was the two year period 1995-1996 one of the best in history for the S&P 500, its return was accomplished without a significant correction. In this environment, the diversification of the Funds acted as a drag on performance.

Additionally, all three portfolios suffered, to varying degrees, from the buy/sell decisions that, in hindsight, were too short-term oriented. This had particular impact during the summer months, when we experienced the downside volatility of a relatively aggressive stance and then did not rebound as strongly as the market due to more cautious repositioning.

As we noted in our 3rd quarter report, we have taken steps to avoid the potential pitfalls associated with too frequent trading. Shareholders will note that in all three portfolios the major positions as of 12/31 are essentially the same as those on 9/30. This extension of time horizons along with selective active allocation will, we believe, produce the returns we expect.

For more information on each Fund, see the subsequent discussions.

THE MARKMAN MULTIFUNDS PERFORMANCE

Markman CONSERVATIVE Growth Fund

This is a good time to again stress how high a premium we place on stability and regularity of return in this Fund.

We made very few changes in the portfolio in the past quarter; the same funds, representing some 70%+ of our assets, remained in the top five spots. They are a remarkable group managed by iconoclastic and independent thinking managers. What is of particular comfort to our "steady as she goes" Conservative Fund investors is that the average length of experience for these managers approaches 25 years. I doubt there is much the market could show these guys that would surprise them.

This is a good time to again stress how high a premium we place on STABILITY and REGULARITY of return in this Fund. As our new quarterly snapshot feature, the "HOW WE GOT THERE" graph illustrates, the ride a shareholder experiences in the Conservative Fund bears little resemblance to the often pothole-cluttered road of the market.


MARKMAN CONSERVATIVE GROWTH FUND COMPARISON


                              Markman Conservative             Lipper Balanced           Lehmen Int.
                                 Growth Fund                     Fund Index           Gov't. Bond Index


4TH QTR. 1996                        4.8%                          5.6%                     2.3%

1996                                13.4%                          13.0%                    4.0%

SINCE INCEPTION*                    16.4%                          18.9%                    8.6%

* From February 1, 1995 (annualized)

PORTFOLIO OF INVESTMENTS  -  MARKMAN CONSERVATIVE GROWTH FUND - DECEMBER 31, 1996

FUND                                                        SHARES        MARKET VALUE   % OF TOTAL     STATUS*
                                                                                                      (UNAUDITED)

SOGEN INTERNATIONAL FUND, INC.......................       277,372       $ 7,236,632           17.0%       +
NORTHEAST INVESTORS TRUST...........................       650,332         7,231,695           17.0        -
FRANKLIN MUTUAL QUALIFIED FUND......................       219,842         7,138,262           16.8        +
THE MERGER FUND.....................................       459,485         6,483,338           15.2        +
THE ROBERTSON STEPHENS CONTRARIAN FUND**............       194,691         3,226,024            7.6        -
YACKTMAN FUND, INC..................................       226,021         3,015,124            7.1        +
COHEN & STEERS REALTY SHARES........................        57,264         2,582,039            6.1       NEW
LINDNER DIVIDEND FUND, INC..........................        73,151         2,011,662            4.7        -
T. ROWE PRICE SMALL CAP VALUE FUND..................       102,202         1,999,066            4.7        -
VANGUARD SPECIALIZED HEALTH CARE PORTFOLIO..........        27,058         1,578,835            3.7        -
                                                                          ----------          ------
TOTAL INVESTMENTS  (COST $41,796,822).............................        42,502,677           99.9
OTHER ASSETS AND LIABILITIES (NET)................................            76,455            0.1
                                                                          ----------          ------
NET ASSETS........................................................       $42,579,132          100.0%
                                                                          ==========          ======

See accompanying notes to financial statements.

* "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
** Non-income producing security

FUNDS ELIMINATED DURING
THE 4TH QUARTER:  NONE


THE MARKMAN MULTIFUNDS PERFORMANCE

Markman MODERATE Growth Fund

We believe we have a lineup of winners in this portfolio; we intend to let them do their thing for us.

We are pleased with the nearly 5% gain in the portfolio this quarter, given the lower-risk stance we took.

As our "middle-of-the-road" offering, we continue to combine what we feel are the best ideas from both the Conservative and Aggressive portfolios along with choices that we believe will produce a balanced risk/reward profile. As we proceed through 1997, we will continue to stress broad diversification and greatly reduced turn-over. We believe we have a lineup of winners in this portfolio; we intend to let them do their thing for us.

The "HOW WE GOT THERE" snapshot graph of the fourth quarter helps to give you a fuller picture of the dynamic we are attempting to create. As you can see, in a strong S&P 500 uptrend we WILL lag; but when things get rocky and volatile (as in December), we have the potential to shine.


MARKMAN MODERATE GROWTH FUND COMPARISON


                            Markman Moderate                  S&P 500            Lipper Equity
                              Growth Fund                                      Income Fund Index


4TH QTR. 1996                     4.8%                         8.3%                    7.5%

1996                             11.1%                        22.9%                   17.9%

SINCE INCEPTION*                 18.5%                        29.8%                   23.7%

* From February 1, 1995 (annualized)

PORTFOLIO OF INVESTMENTS  -  MARKMAN MODERATE GROWTH FUND - DECEMBER 31, 1996

FUND                                                        SHARES        MARKET VALUE   % OF TOTAL     STATUS*
                                                                                                      (UNAUDITED)


FRANKLIN MUTUAL DISCOVERY FUND........................     683,101      $ 11,735,682           14.9%       +
FRANKLIN MUTUAL BEACON FUND...........................     290,494        11,314,732           14.4        +
YACKTMAN FUND, INC....................................     829,463        11,065,039           14.1        +
NORTHEAST INVESTORS TRUST.............................     965,281        10,733,922           13.6        +
JANUS WORLDWIDE FUND..................................     235,394         7,930,420           10.1        +
VANGUARD U.S. GROWTH PORTFOLIO........................     264,374         6,276,238            8.0        -
OAKMARK INTERNATIONAL FUND............................     324,263         5,084,439            6.5
STEIN ROE CAPITAL OPPORTUNITY FUND**..................     115,516         3,247,161            4.1        -
COHEN & STEERS REALTY SHARES..........................      59,059         2,662,973            3.4       NEW
VANGUARD SPECIALIZED HEALTH CARE PORTFOLIO............      43,447         2,535,145            3.2        +
ARTISAN SMALL CAP FUND**..............................     180,241         2,400,813            3.1       NEW
FRANKLIN MUTUAL EUROPEAN FUND.........................     138,852         1,581,520            2.0       NEW
THE ROBERTSON STEPHENS PARTNERS FUND..................     103,631         1,513,013            1.9       NEW
                                                                         -----------           -----
TOTAL INVESTMENTS (COST $75,919,101)..............................        78,081,097           99.3
OTHER ASSETS AND LIABILITIES (NET)................................           545,712             .7
                                                                         -----------           -----
NET ASSETS........................................................       $78,626,809           100.0%
                                                                         ===========           =====

See accompanying notes to financial statements.

 * "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
** Non-income producing security

FUNDS ELIMINATED DURING
THE 4TH QUARTER:
RYDEX SERIES TRUST-URSA FUND
PBHG SELECT EQUITY FUND
T. ROWE PRICE BLUE CHIP FUND
ARTISAN INTERNATIONAL FUND


THE MARKMAN MULTIFUNDS PERFORMANCE

Markman AGGRESSIVE Growth Fund

Our late summer rotation away from high price to earnings aggressive momentum growth funds and into U.S. value and diversified international funds has paid off thus far.

Our late summer rotation away from high price to earnings aggressive momentum funds and into U.S. value and diversified international funds has paid off thus far. While the Fund did slightly lag the blow-out numbers of the S&P 500, during the 4th quarter we exceeded most other relevant comparative indices including the Lipper Growth, NASDAQ, Russell 2000, and Investor's Daily Growth Fund Index.

As with the Conservative and Moderate portfolios, reduced turnover and our diversification helped us to weather a rocky year-end. As you can see in the "snapshot" graph, we continued to move ahead in December while the S&P 500 was LOSING 2%. While we would not want you to assume from that very brief period that we could always make money in a down market, we do think it gives some real confirmation that our well thought out diversification can help to maintain an excellent upside while sidestepping overly speculative risk levels.


MARKMAN AGGRESSIVE GROWTH FUND COMPARISON


                         Markman Aggresive           S&P 500        Lipper Growth
                           Growth Fund                               Fund Index


4TH QTR. 1996                 6.2%                    8.3%              5.8%

1996                         11.7%                   22.9%             17.5%

SINCE INCEPTION*             22.1%                   29.8%             25.8%

* From February 1, 1995 (annualized)

PORTFOLIO OF INVESTMENTS  -  MARKMAN AGGRESIVE GROWTH FUND - DECEMBER 31, 1996

FUND                                                        SHARES        MARKET VALUE      % OF TOTAL   STATUS*
                                                                                                         (UNAUDITED)


FRANKLIN MUTUAL SHARES................................     162,512      $ 15,089,231          17.8%        +
VANGUARD U.S. GROWTH PORTFOLIO........................     443,604        10,531,151          12.5         -
OAKMARK INTERNATIONAL FUND............................     504,163         7,905,284           9.4         +
YACKTMAN FUND, INC....................................     588,489         7,850,444           9.3         +
TWENTIETH CENTURY INTERNATIONAL DISCOVERY FUND........     882,340         6,494,026           7.7         -
FRANKLIN MUTUAL EUROPEAN FUND.........................     553,936         6,309,329           7.5         +
OAKMARK SMALL CAP FUND**..............................     418,971         6,049,945           7.1         +
INVESCO EUROPEAN FUND.................................     344,093         5,457,323           6.5         +
STEIN ROE CAPITAL OPPORTUNITY FUND**..................     166,714         4,686,332           5.6         -
FEDERATED MINI-CAP FUND...............................     324,304         4,553,224           5.4        NEW
T. ROWE PRICE BLUE CHIP FUND..........................     226,954         4,325,749           5.1         -
COHEN & STEERS REALTY SHARES..........................      94,840         4,276,320           5.1        NEW
                                                                          ----------          ----
TOTAL INVESTMENTS (COST $81,195,693)..............................        83,528,358          99.0
OTHER ASSETS AND LIABILITIES (NET.................................           800,540           1.0
                                                                          ----------          ----
NET ASSETS........................................................       $84,328,898         100.0%
                                                                          ==========         ======


See accompanying notes to financial statements.

 * "+" means larger percentage than end of prior quarter, "-" means smaller percentage than end of prior quarter, "new" means did not appear in prior quarter.
** Non-income producing security

FUNDS ELIMINATED DURING
THE 4TH QUARTER:
FIDELITY LATIN AMERICA FUND
PBHG SELECT EQUITY FUND
RYDEX SERIES TRUST - NOVA FUND
PBHG EMERGING GROWTH FUND


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  -  DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------
                                                      CONSERVATIVE      MODERATE         AGGRESSIVE
ASSETS                                                GROWTH FUND       GROWTH FUND      GROWTH FUND


INVESTMENTS IN SECURITIES:
   AT ACQUISITION COST...........................    $  41,796,822     $  75,919,101    $  81,195,693
                                                     =============     =============    =============
   AT VALUE (NOTE 1).............................    $  42,502,677     $  78,081,097    $  83,528,358
CASH.............................................              ---           741,470        1,290,398
RECEIVABLE FOR SECURITIES SOLD...................          399,990               ---              ---
RECEIVABLE FOR CAPITAL SHARES SOLD...............          151,916           137,280           25,111
DIVIDENDS RECEIVABLE.............................            2,456             3,823            3,581
OTHER ASSETS                                                   273               ---            8,294
                                                     -------------     -------------    -------------
   TOTAL ASSETS                                      $  43,057,312     $  78,963,670    $  84,855,742
                                                     -------------     -------------    -------------

-----------------------------------------------------------------------------------------------------
LIABILITIES

PAYABLE FOR CAPITAL SHARES REDEEMED..............    $     266,788     $     197,159    $     381,944
DISTRIBUTIONS PAYABLE TO SHAREHOLDERS............           69,715            73,666           75,398
PAYABLE FOR BANK OVERDRAFT.......................          107,346               ---              ---
PAYABLE TO AFFILIATES (NOTE 3)...................           34,299            64,280           69,404
OTHER LIABILITIES................................               32             1,756               98
                                                     -------------     -------------    -------------
   TOTAL LIABILITIES.............................    $     478,180     $     336,861    $     526,844
                                                     -------------     -------------    -------------

-----------------------------------------------------------------------------------------------------
NET ASSETS

NET ASSETS CONSIST OF:
CAPITAL SHARES...................................    $  41,991,717     $  76,659,367    $  82,001,304
UNDISTRIBUTED NET INVESTMENT INCOME..............            1,335                29               32
DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS....         (119,775)         (194,583)          (5,103)
NET UNREALIZED APPRECIATION ON INVESTMENTS.......          705,855         2,161,996        2,332,665
                                                     -------------     -------------    -------------
   NET ASSETS....................................    $  42,579,132     $  78,626,809    $  84,328,898
                                                     =============     =============    =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING
   (UNLIMITED NUMBER OF SHARES AUTHORIZED,
   NO PAR VALUE)(NOTE 4).........................        3,706,796         6,842,584        6,879,341
                                                     =============     =============    =============
NET ASSET VALUE, REDEMPTION PRICE AND
   OFFERING PRICE PER SHARE (NOTE 1).............    $       11.49     $       11.49    $       12.26
                                                     =============     =============    =============

See Accompanying Notes to Financial Statements


STATEMENT OF OPERATIONS  -  FOR THE YEAR ENDED DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------

                                                      CONSERVATIVE             MODERATE       AGGRESSIVE
INVESTMENT INCOME                                      GROWTH FUND          GROWTH FUND      GROWTH FUND


DIVIDEND INCOME...............................       $   1,249,147        $   1,897,127    $   1,171,534
                                                     -------------        -------------    -------------

EXPENSES

INVESTMENT ADVISORY FEES......................             270,354              772,803          847,620
INDEPENDENT TRUSTEES' FEES....................              14,000               14,000           14,000
                                                     -------------        -------------    -------------
   TOTAL EXPENSES (NOTE 3)....................             284,354              786,803          861,620
                                                     -------------        -------------    -------------
NET INVESTMENT INCOME.........................             964,793            1,110,324          309,914
                                                     -------------        -------------    -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

NET REALIZED GAINS FROM SECURITY TRANSACTIONS.             612,693            1,942,355        1,705,972
CAPITAL GAIN DISTRIBUTIONS FROM OTHER
   INVESTMENT COMPANIES.......................           1,573,569            3,505,633        3,846,983
NET CHANGE IN UNREALIZED
   APPRECIATION/DEPRECIATION ON INVESTMENTS...             530,876              797,362        2,238,283
                                                     -------------        -------------    -------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS         2,717,138            6,245,350        7,791,238
                                                     -------------        -------------    -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $   3,681,931        $   7,355,674    $   8,101,152
                                                     =============        =============    =============


STATEMENTS OF CHANGES IN NET ASSETS  -  FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                         CONSERVATIVE                 MODERATE                    AGGRESSIVE
FROM OPERATIONS                                           GROWTH FUND                GROWTH FUND                 GROWTH FUND
                                                      1996         1995          1996          1995          1996           1995
                                                 ------------------------    ------------------------     -------------------------


NET INVESTMENT INCOME.........................   $   964,793    $ 157,456    $1,110,324    $  174,168     $  309,914      $  29,514
NET REALIZED GAINS FROM SECURITY TRANSACTIONS.       612,693      340,634     1,942,355     2,000,269      1,705,972      2,755,722
CAPITAL GAIN DISTRIBUTIONS FROM OTHER
   INVESTMENT COMPANIES.......................     1,573,569      193,168     3,505,633     1,361,368      3,846,983      1,448,986
NET CHANGE IN UNREALIZED APPRECIATION/
    DEPRECIATION ON INVESTMENTS...............       530,876      174,979       797,362     1,364,634      2,238,283         94,382
                                                 -----------    ---------     ---------    ----------      ---------      ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS....     3,681,931      866,237     7,355,674     4,900,439      8,101,152      4,328,604
                                                 -----------    ---------     ---------    ----------      ---------      ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS

DIVIDENDS FROM NET INVESTMENT INCOME..........      (963,458)    (157,456)   (1,110,295)     (174,168)      (309,882)       (29,514)
DISTRIBUTIONS IN EXCESS OF
  NET INVESTMENT INCOME (NOTE 1)..............      (627,137)     (33,397)     (860,538)     (743,836)      (689,085)      (728,239)
DISTRIBUTIONS FROM NET REALIZED GAINS.........    (1,678,900)    (500,405)   (4,782,033)   (2,617,801)    (4,868,973)    (3,476,469)
                                                  -----------    ---------   -----------    ----------    -----------      ---------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS..............    (3,269,495)    (691,258)   (6,752,866)   (3,535,805)    (5,867,940)    (4,234,222)
                                                  -----------    ---------   -----------    ----------    -----------      ---------


FROM CAPITAL SHARE TRANSACTIONS  (NOTE 4)

PROCEEDS FROM SHARES SOLD.....................    49,145,757   11,949,211     70,199,331   40,307,575     80,691,707     42,808,631
NET ASSET VALUE OF SHARES ISSUED IN
   REINVESTMENT OF DISTRIBUTIONS
   TO SHAREHOLDERS............................     3,199,781      686,564      6,679,202    3,504,110      5,792,545      4,179,128
PAYMENTS FOR SHARES REDEEMED..................   (20,031,002)  (2,988,594)   (37,842,170)  (6,228,681)   (46,714,062)    (4,786,645)
                                                  -----------  ----------    -----------    ----------    -----------      ---------
NET INCREASE IN NET ASSETS FROM
    CAPITAL SHARE TRANSACTIONS................    32,314,536    9,647,181     39,036,363   37,583,004     39,770,190     42,201,114
                                                  -----------    ---------   -----------    ----------    -----------      ---------
TOTAL INCREASE IN NET ASSETS..................    32,726,972    9,822,160     39,639,171   38,947,638     42,003,402     42,295,496


NET ASSETS:

BEGINNING OF YEAR.............................     9,852,160       30,000     38,987,638        40,000    42,325,496         30,000
                                                  -----------  -----------   -----------    ----------    -----------    -----------
END OF YEAR...................................   $42,579,132   $9,852,160    $78,626,809   $38,987,638   $84,328,898    $42,325,496
                                                  ===========  ===========   ===========   ===========    ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME              $     1,335   $       -     $        29   $        -    $        32    $        -
                                                  ===========  ===========   ===========   ===========    ===========    ===========

See Accompanying Notes to Financial Statements


FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS - MARKMAN CONSERVATIVE GROWTH FUND Per share data for a share outstanding throughout each period.

                                                                                  YEAR             PERIOD
                                                                                  ENDED            ENDED
                                                                                  DECEMBER 31,     DECEMBER 31,
                                                                                  1996             1995 (A)


NET ASSET VALUE - BEGINNING OF PERIOD........................................ $     10.97       $    10.00
                                                                              -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME.....................................................        0.28             0.19
   NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS..........................        1.19             1.61
                                                                              -----------       ----------
TOTAL FROM INVESTMENT OPERATIONS.............................................        1.47             1.80
                                                                              -----------       ----------
LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME......................................       (0.28)          (0.19)
   DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME..........................       (0.18)          (0.04)
   DISTRIBUTIONS FROM NET REALIZED GAINS.....................................       (0.49)          (0.60)
                                                                              -----------       ----------
TOTAL DISTRIBUTIONS..........................................................       (0.95)          (0.83)
                                                                              -----------       ----------
NET ASSET VALUE - END OF PERIOD.............................................. $     11.49         $ 10.97
                                                                              ===========       ==========
TOTAL RETURN.................................................................       13.41%          18.00%
                                                                              ===========       ==========
NET ASSETS - END OF PERIOD (000'S)........................................... $     42,579        $  9,852
                                                                              ===========       ==========
RATIO OF EXPENSES TO AVERAGE NET ASSETS......................................       0.95%           0.95%(B)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS.........................       3.21%           3.02%(B)
PORTFOLIO TURNOVER RATE......................................................        104%            176%


FINANCIAL HIGHLIGHTS - MARKMAN MODERATE GROWTH FUND Per share data for a share outstanding throughout each period.


NET ASSET VALUE - BEGINNING OF PERIOD........................................  $    11.31       $    10.00
                                                                              -----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME.....................................................        0.18             0.06
   NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS..........................        1.08             2.39
                                                                              -----------       ----------
   TOTAL FROM INVESTMENT OPERATIONS..........................................        1.26             2.45
                                                                              -----------       ----------
LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME......................................       (0.18)           (0.06)
   DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME..........................       (0.14)           (0.24)
   DISTRIBUTIONS FROM NET REALIZED GAINS.....................................       (0.76)           (0.84)
                                                                              -----------       ----------
TOTAL DISTRIBUTIONS..........................................................       (1.08)           (1.14)
                                                                              -----------       ----------
NET ASSET VALUE - END OF PERIOD.............................................. $     11.49          $ 11.31
                                                                              ===========       ==========
TOTAL RETURN.................................................................       11.11%           24.50%
                                                                              ===========       ==========
NET ASSETS - END OF PERIOD (000'S)...........................................  $   78,627          $ 38,988
                                                                              ===========        ==========
RATIO OF EXPENSES TO AVERAGE NET ASSETS......................................        0.95%            0.95%(B)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS.........................        1.34%            0.77%(B)
PORTFOLIO TURNOVER RATE......................................................         280%             141%



FINANCIAL HIGHLIGHTS - MARKMAN AGGRESSIVE GROWTH FUND Per share data for a share outstanding throughout each period.


NET ASSET VALUE - BEGINNING OF PERIOD.......................................  $     11.79         $    10.00
                                                                              -----------         ----------
INCOME FROM INVESTMENT OPERATIONS:
   NET INVESTMENT INCOME....................................................         0.05               0.01
   NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS.........................         1.34               3.11
                                                                              -----------         ----------
TOTAL FROM INVESTMENT OPERATIONS............................................         1.39               3.12
                                                                              -----------         ----------
LESS DISTRIBUTIONS:

   DIVIDENDS FROM NET INVESTMENT INCOME.....................................        (0.05)             (0.01)
   DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME.........................        (0.11)             (0.23)
   DISTRIBUTIONS FROM NET REALIZED GAINS....................................        (0.76)             (1.09)
                                                                              -----------         ----------
TOTAL DISTRIBUTIONS.........................................................        (0.92)             (1.33)
                                                                              -----------         ----------
NET ASSET VALUE - END OF PERIOD.............................................  $     12.26         $    11.79
                                                                              ===========         ==========
TOTAL RETURN................................................................        11.72%             31.21%
                                                                              ===========         ==========
NET ASSETS - END OF PERIOD (000'S)..........................................  $    84,329         $   42,325
                                                                              ===========         ==========
RATIO OF EXPENSES TO AVERAGE NET ASSETS.....................................         0.95%              0.95%(B)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS........................         0.34%              0.15%(B)
PORTFOLIO TURNOVER RATE.....................................................          340%               204%

(A) Represents the period from the initial public offering of shares (January
    26, 1995) through December 31, 1995. No income was earned or expenses incurred from the date the initial shares were purchased by the Adviser through the date of public offering.
(B) Annualized.

See Accompanying Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

The Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end non-diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. The Trust offers three series of shares to investors: the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund (collectively, the Funds). The Trust was capitalized on November 28, 1994, when the Funds' investment adviser, Markman Capital Management, Inc. (the Adviser), purchased the initial shares of each Fund at $10.00 per share. The public offering of shares commenced on January 26, 1995. The Trust had no operations prior to the public offering of shares except for the initial issuance of shares to the Adviser.

The Markman Conservative Growth Fund seeks to provide current income and low to moderate growth of capital. The Markman Moderate Growth Fund seeks growth of capital and a reasonable level of current income. The Markman Aggressive Growth Fund seeks capital appreciation without regard to current income.

THE FOLLOWING IS A SUMMARY OF THE TRUST'S SIGNIFICANT ACCOUNTING POLICIES:

SECURITIES VALUATION -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the Funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

SHARE VALUATION -- The net asset value per share of each Fund is calculated daily by dividing the total value of that Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund are equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Funds record distributions of short-term and long-term capital gains made by mutual funds in which the Funds invest as realized gains. For tax purposes, the short-term portion of such distributions is treated as dividend income by the Funds.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from each Fund's net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Each of the Funds files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Funds invest and the deferral of certain losses under federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Funds' tax returns and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications were made to the components of net assets to conform with generally accepted accounting principles.


FEDERAL INCOME TAX

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 1996:

                                                          CONSERVATIVE     MODERATE         AGGRESSIVE
                                                          GROWTH FUND      GROWTH FUND      GROWTH FUND


GROSS UNREALIZED APPRECIATION                             $1,111,159       $2,512,204       $2,911,234
GROSS UNREALIZED DEPRECIATION                               (525,653)        (544,794)        (619,589)
-------------------------------------------------------------------------------------------------------
NET UNREALIZED APPRECIATION                                 $585,506       $1,967,410       $2,291,645
=======================================================================================================
FEDERAL INCOME TAX COST                                  $41,917,171      $76,113,687      $81,236,713
=======================================================================================================


NOTES TO FINANCIAL STATEMENTS

2.   INVESTMENT TRANSACTIONS

During the year ended December 31, 1996, purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $60,831,327 and $29,171,071, respectively, for the Markman Conservative Growth Fund, $254,909,767and $217,973,558, respectively, for the Markman Moderate Growth Fund, and $321,099,286 and $284,090,104, respectively, for the Markman Aggressive Growth Fund.

3.  TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other trustees and officers of the Trust are officers of the Adviser or of MGF Service Corp.
(MGF), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of .95% of average daily net assets of each Fund. The Adviser pays all operating expenses of the Funds except brokerage commissions, taxes, interest, fees and expenses of independent trustees and any extraordinary expenses. In addition, the Adviser is contractually obligated to reduce its investment management fee in an amount equal to each Fund's allocable portion of the fees and expenses of the Trust's independent trustees.

ADMINISTRATION, ACCOUNTING, AND TRANSFER AGENCY AGREEMENT
Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust, the Adviser and MGF, MGF supplies non-investment related statistical and research data, internal regulatory compliance services, and executive and administrative services for each of the Funds. MGF supervises the preparation of tax returns for the Funds, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. In addition, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. MGF also calculates the daily net asset value per share and maintains the financial books and records of each Fund. For the performance of these services, the Adviser, out of its investment management fee, pays MGF a monthly base fee, an asset based fee, and a fee based on the number of shareholder accounts. In addition, the Adviser pays out-of-pocket expenses including but not limited to, postage and supplies.

4.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital share transactions as shown in the State ments of Changes in Net Assets are the result of the following capital share transactions for the years ended December 31, 1996 and 1995:


1996                                        CONSERVATIVE          MODERATE             AGGRESSIVE
                                            GROWTH FUND           GROWTH FUND          GROWTH FUND


Share Sold                                  4,224,322             5,984,900            6,577,451

Shares Issued in Reinvestment
of Distributions to Shareholders              278,484               581,306              472,475

Shares Redeemed                            (1,694,000)           (3,169,616)          (3,759,415)
                                            ----------            -----------          ----------
Net Increase in Shares Outstanding          2,808,806             3,396,590            3,290,511

Shares Outstanding, Beginning of Year         897,990             3,445,994            3,588,830
                                            ----------            -----------          ----------
Shares Outstanding, End of Year             3,706,796             6,842,584            6,879,341
                                            ==========            ===========          ==========


1995                                        CONSERVATIVE          MODERATE             AGGRESSIVE
                                            GROWTH FUND           GROWTH FUND          GROWTH FUND


Shares Sold                                 1,099,287             3,661,638             3,621,298

Shares Issued in Reinvestment
of Distributions to Shareholders               62,586               309,824               354,464

Shares Redeemed                              (266,883)             (529,468)             (389,932)
                                             ---------            ----------             ---------
Net Increase in Shares Outstanding            894,990             3,441,994              3,585,830

Shares Outstanding, Beginning of Year           3,000                 4,000                  3,000
                                             ---------            ----------             ---------
Shares Outstanding, End of Year               897,990             3,445,994              3,588,830
                                             =========            ==========             =========


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE
MARKMAN MULTIFUND TRUST:

We have audited the accompanying statement of assets and liabilities of the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund of Markman MultiFund Trust (a Massachusetts business trust), including the portfolios of investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the periods indicated thereon (see pages 7, 9, 11-16). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Markman Conservative Growth Fund, the Markman Moderate Growth Fund and the Markman Aggressive Growth Fund as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

CINCINNATI, OHIO
JANUARY 10, 1997

FIRST CLASS

THE MARKMAN MULTIFUNDS
6600 France Avenue So., Suite 565
Minneapolis, Minnesota 55435

PORTFOLIO/STRATEGY UPDATE

To hear Bob Markman's weekly
market overview and
MultiFund activity report,
dial 1-800-975-5463.

PROSPECTUS

For copies of the
Markman Prospectus,
dial 1-800-232-4792.

PRICELINE

Call anytime for
up-to-the-minute net
asset values
at 1-800-536-8679.

HELPLINE

For an application form,
for assistance in
completing an application,
or for general administrative
questions, dial 1-800-707-2771.

ONLINE

Bob's on the Internet!
Check for net asset values and more
at http://www.markman.com

Authorized for distribution only if preceded or accompanied by a current prospectus.


INVESTMENT ADVISER
Markman Capital Management, Inc.
6600 France Ave. So., Suite 565
Minneapolis, Minnesota 55435
Telephone: 612-920-4848
Toll-free: 1-800-395-4848

SHAREHOLDER SERVICES
c/o MGF Service Corp.
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-3874
Telephone: 513-629-2070
Toll-free: 1-800-707-2771

100% NO-LOADTM  MUTUAL FUND COUNCIL

                                     PART C

                                OTHER INFORMATION



Item 24. Financial Statements and Exhibits

(a)  Financial statements:

Included in Part A:


Financial Highlights for the Periods Ended December 31, 1996 and 1995


Included in Part B:

Portfolio of Investments, December 31, 1996

Statement of Assets and Liabilities as of December 31, 1996

Statement of Operations for the Period Ended December 31, 1996

Statement of Changes in Net Assets for the Periods Ended December 31, 1996 and 1995

Financial Highlights for the Periods Ended December 31, 1996 and 1995

Notes to Financial Statements, December 31, 1996


Included in Part C:

The required Schedules are omitted because the required information is included in the financial statements included in Part A or Part B, or because the conditions requiring their filing do not exist.

(b)Exhibits

Exhibit
Number             Description of Exhibit


 *(1)                      Declaration of Trust of the Registrant

 *(2)                      Bylaws of the Registrant

  (3)                      Inapplicable

 *(4)                      Form of Share Certificate of Registrant

 *(5)                      Investment Advisory Agreement
                           between Registrant and Markman Capital
                           Management, Inc. ("Markman Capital")

  (6)                      Inapplicable

  (7)                      Inapplicable

 *(8)(a)                   Custodian Agreement among Registrant,
                           Markman Capital and The Fifth Third Bank


  (9)(a) Administration, Accounting and Transfer Agency Agreement among Registrant, Markman Capital and Countrywide Fund Services, Inc.


  *(9)(b)                  Consent to Use of Name

 *(10)                     Opinion and Consent of Counsel

  (11)                     Consent of Independent Public Accountants

  (12)                     Inapplicable

 *(13) Subscription Agreement between Registrant and Markman Capital

 *(14)                     Individual Retirement Account Plan

  (15)                     Inapplicable

  (16)                     Inapplicable


  (17)(a)                  Financial Data Schedule - Markman Aggressive
                           Allocation Portfolio

  (17)(b)                  Financial Data Schedule - Markman Moderate
                           Allocation Portfolio

  (17)(c)                  Financial Data Schedule - Markman Conservative
                           Allocation Portfolio


  (18)                     Inapplicable

--------------------

* Incorporated herein by reference to this Registration Statement as originally filed with the Securities and Exchange Commission or as subsequently amended.

Item 25.   Persons Controlled by or Under Common Control with
           Registrant

The Registrant is not directly or indirectly controlled by or under common control with any person other than the Trustees. The Registrant does not have any subsidiaries.

Item 26.   Number of Holders of Securities


Set forth below are the number of record holders, as of March 1, 1997, of the shares of beneficial interest of the Registrant:


                                                        Number of Record
    Title of Class                                           Holders

   Shares of Beneficial Interest                             1,021
   no par value, Aggressive Allocation Portfolio

   Shares of Beneficial Interest                               856
   no par value, Moderate Allocation Portfolio

   Shares of Beneficial Interest                               441
   no par value, Conservative Allocation Portfolio


Item 27.  Indemnification

Under the Registrant's Declaration of Trust and Bylaws, any past or present Trustee or Officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him or her in connection with any action, suit or proceeding to which he or she may be a party or is otherwise involved by reason of his or her being or having been a Trustee or Officer of the Registrant. The Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where it is determined, in the manner specified in the Declaration of Trust and the Bylaws of the Registrant, that such Trustee or Officer has not acted in good faith in the reasonable belief that his or her actions were in the best interest of the Registrant. Moreover, the Declaration of Trust and Bylaws of the Registrant do not authorize indemnification where such Trustee or Officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Advisory Agreement with Markman Capital Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement.


The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.


Item 28.  Business and Other Connections of Investment Adviser

Markman Capital Management, Inc. (the "Adviser"), is a registered invest-ment adviser providing investment advice to individuals, employee benefit plans, charitable and other nonprofit organizations, and corporations.

Set forth below is a list of the Officers and Directors of the Adviser together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

                               Position with
Name                           The Adviser              Other Businesses, etc.

Robert J. Markman              Chairman of the                 None
                               Board, President,
                               Treasurer and
                               Secretary

Judith E. Fansler              Chief Operations                None
                               Officer

Jeffrey Caulfield              Chief Compliance                None
                               Officer

Richard W. London              Chief Financial                 None
                               Officer

Item 29.  Principal Underwriters


           (a)      Inapplicable

           (b)      Inapplicable

           (c)      Inapplicable


Item 30.  Location of Accounts and Records

           The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940, as amended and Rules 31a-1 to 31a-3 inclusive thereunder at its Cincinnati office located at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer agent, dividend disbursing agent and custodian located, as to the custodian, at 38 Fountain Square Plaza, Cincinnati, Ohio 45202, and, as to the transfer and dividend disbursing agent functions, at 312 Walnut Street, Cincinnati, Ohio 45202.

Item 31.  Management Services

           Inapplicable.


Item 32.  Undertakings

           (a)      Inapplicable

           (b)      Inapplicable

           (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's annual report (when available) to shareholders upon request and without charge.

           (d) The Registrant hereby undertakes that, if requested to do so by holders of at least 10% of the Trust's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and will assist in communications between shareholders for such purpose as provided in Section 16(c) of the Investment Company Act of 1940, as amended.

                                     NOTICE

The names "Markman MultiFund Trust," "Markman Aggressive Allocation Portfolio," "Markman Moderate Allocation Portfolio" and "Markman Conservative Allocation Portfolio" are the designations of the Trustees under the Declaration of Trust of the Trust dated September 7, 1994, as amended from time to time. The Declaration of Trust has been filed with the Secretary of State of The
Commonwealth   of   Massachusetts   and  the  Clerk  of  the  City  of   Boston,
Massachusetts. The obligations of the Registrant are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Registrant, but only the Registrant's property shall be bound

                                  SIGNATURES

                    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Markman MultiFund Trust, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Edina and the State of Minnesota on this 31st of March, 1997.

                                                MARKMAN MULTIFUND TRUST


                                                By:   /s/ Robert J. Markman
                                                      Robert J. Markman,
                                                      Chairman of the Board and
                                                      President


                    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

           Signature                             Title                Date

/s/ Robert J. Markman                   Chairman of the          March 31, 1997
Robert J. Markman                       Board of Trustees
                                        and President
                                        (Principal execu-
                                        tive officer)

/s/ Mark J. Seger                       Treasurer (Principal     March 31, 1997
Mark J. Seger                           financial and
                                        accounting officer)

       *                                Trustee
Richard Edwin Dana

       *                                Trustee
Peter Dross

       *                                Trustee
Judith E. Fansler

       *                                Trustee
Susan Gale

       *                                Trustee
Susan M. Hawkes

       *                                Trustee
Richard W. London

        *                               Trustee
Melinda S. Machones

        *                               Trustee
Emilee Markman

        *                               Trustee
Michael J. Monahan

/s/ David M. Leahy                                               March 31, 1997
David M. Leahy
Attorney-in-Fact*